UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2010

Date of reporting period: JUNE 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the June 30, 2010 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of five series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on August 3, 2010.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/10 SF SAR       Printed on recycled paper

2010

Semi-Annual Report

June 30, 2010

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of –13.7% for the second quarter of 2010, compared to –11.4% for the Standard & Poor’s 500 Index (S&P 500). For the six months ended June 30, 2010, the Fund had a total return of –7.9%, compared to –6.7% for the S&P 500. Please see the Fund’s longer-term performance results on page three. At quarter end, the Fund had net assets of $37.0 billion with a cash position of 1.5%. While the Fund and the S&P 500 are down over the past six months, they have increased 15.3% and 14.4%, respectively, over the past twelve months.

MARKET COMMENTARY

While the U.S. and global economies showed signs of continued improvement in the first half of 2010, the performance of the major financial markets reflected a lack of consensus regarding the prospects for economic growth. Gains in the broader indices during the first four months of 2010 were erased in May and June as optimism for a global economic recovery was replaced by pessimism over the health of several European economies and the damage created by the oil spill in the Gulf of Mexico, among other factors. The declining market during the second quarter also reflected concerns of a potential “double-dip” in the U.S. economy, as growth in consumer spending slowed and unemployment remained high at 9.5%. The Fund’s results followed a similar pattern, as its short-term performance is influenced by the movements of the broader market.

We believe a long-term perspective on investing is especially important during periods like the first half of 2010. Short-term concerns can often deflect attention from longer-term positive developments. After the events of 2008, it is not surprising that many are searching to identify the next “crisis.” In the United States, for example, high unemployment, rising health care costs, and weakness in real estate are real concerns. Past economic recoveries have struggled with similar issues, yet the economic rebound was sustained (the post-1982 and post-1991 recoveries are two examples). The current environment has significant positives: interest rates are at record lows, inflation remains subdued, home prices are stabilizing, and household net worth is rising. While some economic indicators may lag, the economic recovery can continue.

Despite what we believe is a very promising outlook for equities, the aforementioned challenges faced by certain members of the European Monetary Union and the ecological and economic damage from the Gulf oil spill are getting much attention and are contributing to unduly pessimistic expectations for investors. While these issues are significant, they do not dampen our enthusiasm for the prospects of the global economy. Although these issues have had an impact on the companies we invest in on your behalf in the Fund, they have not changed our belief that the future could be rewarding for patient long-term investors.

INVESTMENT STRATEGY

European Challenges and the Global Economy

The difficulties faced by Greece, Italy, Spain, Portugal, and Ireland have led to concerns about all of Europe, and the sustainability of economic recovery around the world. The Fund has investments in a number of large European-based multinational companies whose shares have declined more in U.S. dollar terms than in their local currencies. This factor accounted for more than one percentage point of the Fund’s total decline for this six-month period. Although most of these holdings have meaningful operations in Europe, none of them has large exposure to the countries facing the most difficulties, and all derive a substantial portion of their revenues from other regions of the world. We are cognizant of the impact that persistent weakness in Europe could have on the operations of these companies; however, we believe valuations for the Fund’s holdings generally incorporate other investors’ low expectations for future earnings, and do not reflect the companies’ attractive long-term fundamentals.

A good example is Vodafone, the United Kingdom–based global communications company with operations in more than 30 countries.1 While Vodafone has significant exposure to Europe, it also has valuable assets in other regions, including the United States and emerging markets. Vodafone is currently selling at less than nine times estimated 2010 earnings and has a 6% dividend

PAGE 1 ▪ DODGE & COX STOCK FUND

yield, compared to 14 times estimated earnings and a 2% dividend yield for the S&P 500. We believe that Vodafone’s valuation discounts the current concerns about Europe, and does not reflect its strong and growing presence in other regions.

The Outlook for Energy

We believe that demand for oil and gas (the primary sources of energy, along with coal) will continue to rise due to growth in the developing world. The Fund’s largest exposure within the Energy sector is in the oil services industry. Our expectation is that demand for oil services will increase as exploration and production continue to move into more complex, technically challenging areas, such as deepwater and shale resource development. In particular, we believe that Schlumberger, the Fund’s largest Energy holding and the world’s leading oil services company, is uniquely positioned to benefit from these trends. The company’s management is focused on enhancing its already strong position in many segments of oil services. While the share price has increased from its low in early 2009 (along with the overall market), the valuation is well below its long-term average.

In spite of the environmental disaster in the Gulf of Mexico, our long-term outlook for the Energy sector is positive. The Deepwater Horizon oil spill has leaked large amounts of crude oil, despite the large-scale efforts of BP and others to contain the damage. BP, as majority owner and operator has received the most attention, and has accepted responsibility for the clean-up effort. The Fund did not own shares of BP or the other named responsible parties. Several Fund holdings (e.g., Baker Hughes and Schlumberger) have significant operations in the affected regions. As always, we are closely monitoring these holdings, but at this time do not believe the events have materially changed these companies’ long-term prospects.

INVESTMENT PHILOSOPHY

Dodge & Cox’s investment philosophy is based on evaluating the long-term opportunities and risks for each company, and comparing our outlook to that of other investors, as measured by the company’s valuation. However, our individual company analysis also takes into account the broader forces that dictate the external environment in which a company operates. Therefore, we evaluate macroeconomic and political factors as part of our assessment of the relative attractiveness of each investment. At the same time, we avoid basing our investment decisions solely on predictions regarding the short-term macroeconomic environment, such as predictions of interest rates, currency movements, and election outcomes.

IN CLOSING

Despite the many near-term uncertainties, we are optimistic that the U.S. and global economies are still in the early stages of a multi-year business recovery; in particular, growth conditions in the developing world look excellent. This optimism, combined with what we believe are attractive current valuations, leads us to the view that the long-term prospects for equity investing are favorable.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

July 23, 2010

[1]	We use this example to illustrate our investment process, not to imply that we think it is more attractive than the Fund’s other holdings.

DODGE & COX STOCK FUND ▪	PAGE	2

SEMI-ANNUAL PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 1.3 percentage points for the six months ended June 30, 2010.

Key Detractors from Relative Results

▪

Weak returns from holdings in the Health Care sector (down 13% versus down 9% for the S&P 500 sector), combined with a higher average weighting (21% versus 12%), detracted from results. Boston Scientific (down 36%), Sanofi-Aventis (down 21%), and Pfizer (down 20%) were notably weak.

▪	Returns from holdings in the Consumer Staples sector (down 14% versus down 3% for the S&P 500 sector) hurt results. Walgreen was down 27%.
▪	Weak returns in the Industrials sector (down 6% versus down 1% for the S&P 500 sector) had a negative impact. FedEx was down 16%.
▪	Additional detractors included Hewlett-Packard (down 16%), Motorola (down 16%), Schlumberger (down 14%), and News Corp. (down 12%).

Key Contributors to Relative Results

▪	Relative returns from holdings in the Energy sector (down 8% versus down 12% for the S&P 500 sector) helped. Baker Hughes was up 3%.
▪

A much higher average weighting in the Consumer Discretionary sector (18% versus 10% for the S&P 500 sector) had a positive impact, as the area declined less than the market. Time Warner Cable (up 28%) and Comcast (up 4%) were strong performers.

▪	Returns from holdings in the Telecommunication Services sector (up 5% versus down 8% for the S&P 500 sector) contributed. Sprint Nextel was up 16%.
▪	Additional contributors included Hitachi (up 26% to date of sale), Ericsson (up 22%), SunTrust Banks (up 15%), and Capital One (up 5%).

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2010

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	15.34%	(2.44)%	5.00%	9.86%
S&P 500	14.42	(0.79)	(1.59)	7.67

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX STOCK FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2010	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$920.90	$2.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.18	2.64
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$87.91
Total Net Assets (billions)	$37.0
Expense Ratio	0.52%
Portfolio Turnover Rate (1/1/10 to 6/30/10, unannualized)	7%
30-Day SEC Yield(a)	1.32%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	80	500
Median Market Capitalization (billions)	$17	$9
Weighted Average Market Capitalization (billions)	$55	$75
Price-to-Earnings Ratio(b)	10.8x	13.9x
Foreign Stocks(c)	19.6%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co.	4.6%
Comcast Corp.	3.6
Capital One Financial Corp.	3.5
Merck & Co., Inc.	3.4
Schlumberger, Ltd.	3.4
Novartis AG (Switzerland)	3.3
Wells Fargo & Co.	3.3
General Electric Co.	3.0
Time Warner, Inc.	2.7
GlaxoSmithKline PLC (United Kingdom)	2.6

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Health Care	20.4%	12.1%
Information Technology	20.2	18.7
Consumer Discretionary	17.6	10.1
Financials	16.0	16.3
Energy	9.3	10.7
Industrials	7.3	10.4
Telecommunication Services	3.2	3.0
Materials	2.4	3.4
Consumer Staples	2.1	11.5
Utilities	0.0	3.8

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

COMMON STOCKS: 98.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 17.6%
CONSUMER DURABLES & APPAREL: 2.6%
Panasonic Corp. ADR(b) (Japan)	33,933,474	$425,186,429
Sony Corp. ADR(b) (Japan)	20,552,850	548,350,038

		973,536,467
MEDIA: 11.6%
Comcast Corp., Class A	75,995,497	1,320,041,783
DIRECTV, Class A(a)	2,447,950	83,034,464
DISH Network Corp., Class A(a)	6,842,870	124,198,091
Interpublic Group of Companies, Inc.(a)	18,421,293	131,343,819
Liberty Global, Inc., Series A(a)	764,210	19,861,818
Liberty Global, Inc., Series C(a)	1,301,653	33,829,961
News Corp., Class A	76,353,526	913,188,171
Time Warner Cable, Inc.	12,785,610	665,874,569
Time Warner, Inc.	34,722,732	1,003,834,182

		4,295,206,858
RETAILING: 3.4%
CarMax, Inc.(a)	9,007,200	179,243,280
Home Depot, Inc.	18,191,070	510,623,335
Liberty Interactive, Series A(a)	33,923,375	356,195,437
Macy’s, Inc.	10,590,092	189,562,647

		1,235,624,699

		6,504,368,024
CONSUMER STAPLES: 2.1%
FOOD & STAPLES RETAILING: 1.7%
Wal-Mart Stores, Inc.	8,022,950	385,663,206
Walgreen Co.	8,807,075	235,148,903

		620,812,109
FOOD, BEVERAGE & TOBACCO: 0.4%
Diageo PLC ADR(b) (United Kingdom)	2,500,000	156,850,000

		777,662,109
ENERGY: 9.3%
Baker Hughes, Inc.	13,136,850	546,098,854
Chevron Corp.	9,180,680	623,000,945
Occidental Petroleum Corp.	11,323,100	873,577,165
Royal Dutch Shell PLC ADR(b) (United Kingdom)	3,012,564	145,446,590
Schlumberger, Ltd.	22,522,312	1,246,384,746

		3,434,508,300
FINANCIALS: 16.0%
BANKS: 6.2%
BB&T Corp.	12,462,844	327,897,426
HSBC Holdings PLC ADR(b) (United Kingdom)	6,129,229	279,431,550
SunTrust Banks, Inc.	10,669,405	248,597,136
U.S. Bancorp	8,800,000	196,680,000
Wells Fargo & Co.	47,862,841	1,225,288,730

		2,277,894,842

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 7.8%
Bank of New York Mellon Corp.	24,856,624	$613,710,047
Capital One Financial Corp.(c)	32,243,611	1,299,417,523
Charles Schwab Corp.	19,451,600	275,823,688
Credit Suisse Group AG ADR(b) (Switzerland)	2,167,900	81,144,497
Goldman Sachs Group, Inc.	1,480,000	194,279,600
Legg Mason, Inc.	5,656,700	158,557,301
SLM Corp.(a),(c)	26,185,882	272,071,314

		2,895,003,970
INSURANCE: 2.0%
AEGON NV(a),(b) (Netherlands)	47,358,988	250,055,457
Genworth Financial, Inc., Class A(a)	5,987,660	78,258,716
Loews Corp.	3,608,000	120,182,480
The Travelers Companies, Inc.	5,981,750	294,601,187

		743,097,840

		5,915,996,652
HEALTH CARE: 20.4%
HEALTH CARE EQUIPMENT & SERVICES: 4.2%
Boston Scientific Corp.(a)	69,969,500	405,823,100
CareFusion Corp.(a)	10,484,875	238,006,663
Covidien PLC(b) (Ireland)	5,463,291	219,515,032
Medtronic, Inc.	5,257,800	190,700,406
UnitedHealth Group, Inc.	490,505	13,930,342
WellPoint, Inc.(a)	9,611,854	470,308,016

		1,538,283,559
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.2%
Amgen, Inc.(a)	16,061,300	844,824,380
GlaxoSmithKline PLC ADR(b) (United Kingdom)	28,024,300	953,106,443
Merck & Co., Inc.	36,005,500	1,259,112,335
Novartis AG ADR(b) (Switzerland)	25,465,500	1,230,492,960
Pfizer, Inc.	60,512,864	862,913,441
Sanofi-Aventis ADR(b) (France)	28,568,600	858,772,116

		6,009,221,675

		7,547,505,234
INDUSTRIALS: 7.3%
CAPITAL GOODS: 4.6%
Eaton Corp.	3,698,200	242,010,208
General Electric Co.	78,198,175	1,127,617,684
Tyco International, Ltd.(b) (Switzerland)	8,960,775	315,688,103

		1,685,315,995
COMMERCIAL & PROFESSIONAL SERVICES: 0.6%
Dun & Bradstreet Corp.	35,340	2,372,021
Pitney Bowes, Inc.	10,286,950	225,901,422

		228,273,443

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 2.1%
FedEx Corp.	11,133,599	$780,576,626

		2,694,166,064
INFORMATION TECHNOLOGY: 20.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.0%
Maxim Integrated Products, Inc.(c)	23,348,800	390,625,424
SOFTWARE & SERVICES: 7.5%
AOL, Inc.(a),(c)	7,655,722	159,162,460
BMC Software, Inc.(a)	8,220,940	284,691,152
Cadence Design Systems, Inc.(a),(c)	23,282,600	134,806,254
Citrix Systems, Inc.(a),(c)	4,488,922	189,567,176
Computer Sciences Corp.	6,244,072	282,544,258
Compuware Corp.(a),(c)	22,088,112	176,263,134
EBay, Inc.(a)	27,473,300	538,751,413
Electronic Arts, Inc.(a),(c)	21,261,177	306,160,949
Symantec Corp.(a)	28,815,300	399,956,364
Synopsys, Inc.(a),(c)	14,402,369	300,577,441

		2,772,480,601
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.7%
Hewlett-Packard Co.	39,353,595	1,703,223,592
Molex, Inc.	2,547,600	46,468,224
Molex, Inc., Class A	8,724,330	134,790,899
Motorola, Inc.(a),(c)	131,758,711	859,066,796
Nokia Corp. ADR(b) (Finland)	34,112,300	278,015,245
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	28,720,500	316,499,910
Tyco Electronics, Ltd.(b) (Switzerland)	16,789,775	426,124,489
Xerox Corp.(c)	68,842,082	553,490,339

		4,317,679,494

		7,480,785,519
MATERIALS: 2.4%
Cemex SAB de CV ADR(a),(b) (Mexico)	16,751,062	161,982,770
Domtar Corp.	1,470,959	72,297,635
Dow Chemical Co.	24,344,545	577,452,607
Vulcan Materials Co.	2,046,548	89,700,199

		901,433,211
TELECOMMUNICATION SERVICES: 3.2%
Sprint Nextel Corp.(a)	132,825,739	563,181,133
Vodafone Group PLC ADR(b) (United Kingdom)	29,000,400	599,438,268

		1,162,619,401

TOTAL COMMON STOCKS (Cost $40,807,658,482)		$36,419,044,514

SHORT-TERM INVESTMENTS: 1.7%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$112,377,027	$112,377,027
REPURCHASE AGREEMENT: 1.4%
Fixed Income Clearing Corporation(d) 0.00%, 7/1/10, maturity value $524,082,000	524,082,000	524,082,000

TOTAL SHORT-TERM INVESTMENTS (Cost $636,459,027)		$636,459,027

TOTAL INVESTMENTS (Cost $41,444,117,509)	100.2%	$37,055,503,541
OTHER ASSETS LESS LIABILITIES	(0.2%)	(55,876,045)

NET ASSETS	100.0%	$36,999,627,496

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by Fannie Mae 0.00%-6.25%, 2/1/11-4/26/11; and Freddie Mac 0.00%-4.75%, 1/18/11-2/24/11. Total collateral value is $534,568,225.

ADR: American Depositary Receipt

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2010
ASSETS:
Investments, at value
Unaffiliated issuers (cost $35,689,360,519)	$33,157,352,246
Affiliated issuers (cost $5,754,756,990)	3,898,151,295

37,055,503,541
Receivable for investments sold	1,690,877
Receivable for Fund shares sold	39,109,379
Dividends and interest receivable	91,930,537
Prepaid expenses and other assets	88,275

37,188,322,609

LIABILITIES:
Payable for investments purchased	112,508,530
Payable for Fund shares redeemed	57,918,818
Management fees payable	16,014,463
Accrued expenses	2,253,302

188,695,113

NET ASSETS	$36,999,627,496

NET ASSETS CONSIST OF:
Paid in capital	$48,254,684,644
Undistributed net investment income	21,579,651
Accumulated net realized loss on investments	(6,888,022,831)
Net unrealized depreciation on investments	(4,388,613,968)

$36,999,627,496

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	420,861,554
Net asset value per share	$87.91

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2010
INVESTMENT INCOME:
Dividends (net of foreign taxes of $16,189,608)
Unaffiliated issuers	$386,671,654
Affiliated issuers	18,400,458
Interest	145,961

405,218,073

EXPENSES:
Management fees	101,422,065
Custody and fund accounting fees	279,244
Transfer agent fees	2,818,681
Professional services	73,451
Shareholder reports	1,265,971
Registration fees	226,042
Trustees’ fees	77,000
Miscellaneous	808,489

106,970,943

NET INVESTMENT INCOME	298,247,130

REALIZED AND UNREALIZED GAIN/ (LOSS) ON INVESTMENTS:
Net realized gain
Unaffiliated issuers	112,615,178
Affiliated issuers	81,998,461
Net change in unrealized depreciation	(3,684,502,558)

Net realized and unrealized loss	(3,489,888,919)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(3,191,641,789)

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$298,247,130	$489,322,713
Net realized gain/(loss)	194,613,639	(6,582,700,408)
Net change in unrealized depreciation	(3,684,502,558)	15,810,026,274

Net increase/(decrease) in net assets from operations	(3,191,641,789)	9,716,648,579

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(284,461,328)	(511,502,606)
Net realized gain	—	—

Total distributions	(284,461,328)	(511,502,606)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,767,616,250	6,004,678,797
Reinvestment of distributions	268,855,988	483,257,450
Cost of shares redeemed	(3,551,852,058)	(8,423,170,138)

Net increase/(decrease) from Fund share transactions	484,620,180	(1,935,233,891)

Total increase/(decrease) in net assets	(2,991,482,937)	7,269,912,082

NET ASSETS:
Beginning of period	39,991,110,433	32,721,198,351

End of period (including undistributed net investment income of $21,579,651 and $7,793,849, respectively)	$36,999,627,496	$39,991,110,433

SHARE INFORMATION:
Shares sold	38,592,150	77,216,599
Distributions reinvested	2,783,077	6,220,003
Shares redeemed	(36,478,758)	(107,436,792)

Net increase/(decrease) in shares outstanding	4,896,469	(24,000,190)

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2010:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Common Stocks(b)	$36,419,044,514	$—
Money Market Fund	112,377,027	—
Repurchase Agreement	—	524,082,000

Total	$36,531,421,541	$524,082,000

(a)	At June 30, 2010 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales and net short-term realized gain/(loss). At June 30, 2010, the cost of investments for federal income tax purposes was $41,506,965,516.

Distributions during the six months ended June 30, 2010 and for the year ended December 31, 2009 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Ordinary income	$284,461,328	$511,502,606
	($0.680 per share)	($1.195 per share)

Long-term capital gain	—	—

At June 30, 2010, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$4,148,460,753
Unrealized depreciation	(8,599,922,728)

Net unrealized depreciation	(4,451,461,975)
Undistributed ordinary income	21,579,651
Accumulated capital gain(a)	68,202,577
Capital Loss carryforward(b)	(6,893,377,401)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2010 to June 30, 2010.
(b)	Represents accumulated capital loss as of December 31, 2009 which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2016	$30,080,078
Expiring in 2017	6,863,297,323

$6,893,377,401

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a $200 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund pays a commitment fee on its pro-rata portion of the line of credit, which amounted to $52,206 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2010, purchases and sales of securities, other than short-term securities, aggregated $3,244,784,281 and $2,596,154,950, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2010 and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six-month period ended June 30, 2010. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
AOL, Inc.	6,075,118	1,580,604	—	7,655,722	—	(b)	159,162,460
Cadence Design Systems, Inc.	23,282,600	—	—	23,282,600	—	(b)	134,806,254
Capital One Financial Corp.	31,943,611	300,000	—	32,243,611	3,209,361		1,299,417,523
Citrix Systems, Inc.	11,327,022	—	(6,838,100)	4,488,922	—	(b)	—	(c)
Compuware Corp.	22,088,112	—	—	22,088,112	—	(b)	176,263,134
Electronic Arts, Inc.	11,161,177	10,100,000	—	21,261,177	—	(b)	306,160,949
Maxim Integrated Products, Inc.	23,348,800	—	—	23,348,800	9,339,520		390,625,424
Motorola, Inc.	129,758,711	2,000,000	—	131,758,711	—	(b)	859,066,796
SLM Corp.	26,185,882	—	—	26,185,882	—	(b)	272,071,314
Synopsys, Inc.	10,122,369	4,280,000	—	14,402,369	—	(b)	300,577,441
Xerox Corp.	67,997,300	844,782	—	68,842,082	5,851,577		—	(c)

					$18,400,458		$3,898,151,295

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

PAGE 11 ▪ DODGE & COX STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2010(a)		2009	2008	2007	2006	2005

Net asset value, beginning of period	$96.14		$74.37	$138.26	$153.46	$137.22	$130.22
Income from investment operations:
Net investment income	0.71		1.15	1.91	2.30	2.15	1.68
Net realized and unrealized gain/(loss)	(8.26)		21.82	(59.83)	(1.90)	23.12	10.36

Total from investment operations	(7.55)		22.97	(57.92)	0.40	25.27	12.04

Distributions to shareholders from:
Net investment income	(0.68)		(1.20)	(1.84)	(2.34)	(2.12)	(1.70)
Net realized gain	—		—	(4.13)	(13.26)	(6.91)	(3.34)

Total distributions	(0.68)		(1.20)	(5.97)	(15.60)	(9.03)	(5.04)

Net asset value, end of period	$87.91		$96.14	$74.37	$138.26	$153.46	$137.22

Total return	(7.91)%		31.27%	(43.31)%	0.14%	18.54%	9.36%
Ratios/supplemental data:
Net assets, end of period (millions)	$37,000		$39,991	$32,721	$63,291	$66,185	$52,184
Ratio of expenses to average net assets	0.52	%(b)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.47	%(b)	1.42%	1.75%	1.44%	1.48%	1.29%
Portfolio turnover rate	7%		18%	31%	27%	14%	12%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 12

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

PAGE 13 ▪ DODGE & COX STOCK FUND

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DODGE & COXSTOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (66)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (2005-2010), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (58)	President and Trustee (Trustee since 2005)	Chief Executive Officer (since 2010), President (since 2005), and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (48)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (52)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (50)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (53)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007); Fund Administrative and Accounting Senior Manager (2004-2007)	—
Thomas M. Mistele (56)	Secretary (Officer since 2000)	Chief Operating Officer, Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Katherine M. Primas (35)	Chief Compliance Officer (Officer since 2010)	Chief Compliance Officer of Dodge & Cox (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (2004-2008)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (70)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (68)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Director, Metavante Technologies, Inc. (software) (2007 to 2009); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (60)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (63)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (70)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/10 GSF SAR       Printed on recycled paper

2010

Semi-Annual Report

June 30, 2010

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of –14.2% for the second quarter of 2010, compared to –12.7% for the MSCI World Index. For the six months ended June 30, 2010, the Fund had a total return of –9.6%, compared to –9.8% for the MSCI World. Please see the Fund’s longer-term performance results on page three. At quarter end, the Fund had net assets of $1.2 billion with a cash position of 3.4%.

MARKET COMMENTARY AND INVESTMENT STRATEGY

While the U.S. and global economies showed signs of continued improvement in the first half of 2010, the performance of the major financial markets in the second quarter reflected uncertainty about future economic growth. Optimism for a global recovery was hampered by concerns of a potential “double-dip” U.S. recession, as growth in U.S. consumer spending slowed and unemployment remained elevated. In addition, substantial debt burdens caused uneasiness about the health of a number of European economies.

We believe that a long-term perspective on investing is important during periods of market volatility. While the aforementioned concerns about U.S. and European economic growth have had a negative impact on valuations of the Fund’s holdings, they have not changed our belief that the future could be rewarding for patient long-term investors. The Fund has invested primarily in global industry leaders that can overcome short-term adversity, and will, we believe, prosper when economic growth accelerates again. We have taken advantage of the low valuations available in the market—the MSCI World index is currently trading at 11.5 times forward earnings—and added to many of the Fund’s positions. Two examples of areas where we are finding opportunities are Financials and Pharmaceuticals.

Anxiety about the global economic recovery has had a particularly negative impact on the valuations of the companies in the Financials sector. For the first six months of 2010, the MSCI World Financials sector was down 12%. As we are optimistic about the long-term potential for the Funds’ holdings in the Financials sector, we have increased the sector allocation to 23% of the Fund from 20% at year end. One area of interest is the capital markets industry, which includes broker-dealers, custodians, and asset managers. During the first half of 2010, we initiated a position in Charles Schwab,1 a leading U.S. retail brokerage firm with over $1.3 trillion in client assets. As a provider of retail brokerage, banking, custodian, and investment management services, Schwab generates profits from a variety of sources, including trading commissions, account management fees, and interest rate spreads on money market funds. Earnings are currently depressed due to muted trading activity and low interest rates, which have necessitated temporary fee waivers on Schwab’s money market funds. However, over the long term, the company’s strong franchise and superior service offering should allow it to grow assets under custody faster than its competitors, and its profitability should further benefit from economic growth and rising interest rates.

Another area of incremental investment for the Fund over the past six months has been the Pharmaceuticals industry, which now comprises 13.8% of the Fund. Sanofi-Aventis is a good example of what we find attractive in this group. A French multinational firm, it is one of the world’s largest pharmaceutical companies with a leading presence in the emerging markets. At seven times our estimate of forward earnings, its low valuation reflects concerns about the impending decline in earnings due to branded pharmaceuticals losing patent protection. However, more than half of Sanofi’s business is in areas that we expect to grow over the next three to five years, including vaccines, emerging markets, and animal health. Furthermore, while it is difficult to predict how successful any pharmaceutical company’s research and development efforts will be, we believe that Sanofi’s more than €4 billion per year R&D effort could produce new drugs with significant sales potential. In the meantime, the balance sheet and cash flows are healthy, management is cutting costs, and the 5% dividend yield is attractive.

INVESTMENT PHILOSOPHY

Dodge & Cox’s investment philosophy is based on evaluating the long-term opportunities and risks for each company, and comparing our outlook to that of other investors, as measured by the company’s valuation. Our

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

individual company analysis also takes into account the broader forces that dictate the external environment in which a company operates. We evaluate macroeconomic and political factors as part of our assessment of the relative attractiveness of each investment. At the same time, we avoid basing our investment decisions solely on predictions regarding the short-term macroeconomic environment, such as predictions of interest rates, currency movements, and election outcomes.

IN CLOSING

Despite the many near-term uncertainties, we are optimistic that the U.S. and global economies are still in the early stages of a multi-year business recovery. In particular, growth conditions in the developing world appear excellent. This enthusiasm, combined with what we believe are attractive current valuations, leads us to believe that the long-term prospects for equity investing are favorable.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

July 23, 2010

[1]	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.

SEMI-ANNUAL PERFORMANCE REVIEW

The Fund outperformed the MSCI World by 0.2 percentage points for the six months ended June 30, 2010.

Key Contributors to Relative Results

▪

Relative returns in the Financials sector (down 8% versus down 12% for the MSCI World sector) had a positive impact. SunTrust Banks (up 15%), Kasikornbank (up 15%), and Capital One (up 5%) were strong performers.

▪	Relative returns from holdings in the Energy sector (down 11% versus down 17% for the MSCI World sector) contributed. Fund holdings Baker Hughes (up 3%) and Ultrapar (up 2%) helped.
▪

Returns from holdings in the Consumer Discretionary sector (down 3% versus down 4% for the MSCI World sector), combined with a higher average weighting (14% versus 10%), also contributed. Time Warner Cable (up 28%) and Comcast (up 4%) were particularly strong.

▪	Additional contributors included Nintendo (up 28%), Mitsubishi Electric (up 8%), and Anadolu Efes (up 6%).

Key Detractors from Relative Results

▪

Weak returns from holdings in the Health Care sector (down 15% versus down 9% for the MSCI World sector) hurt results. Bayer (down 28%), Boston Scientific (down 36%), and GlaxoSmithKline (down 17%) were notable detractors.

▪	Relative returns in the Consumer Staples sector (down 8% versus down 4% for the MSCI World sector) had a negative effect.

▪	Weak returns from holdings in the Materials sector (down 17% versus down 14% for the MSCI World sector) also detracted from results. Norsk Hydro (down 41%) and Lafarge (down 33%) were weak.

▪	Additional detractors included Nokia (down 34%), Telefonica (down 31%), and Unicredit (down 29%).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2010

	1 Year	Since Inception (05/01/08)
Dodge & Cox Global Stock Fund	18.83%	(13.78)%
MSCI World Index	10.21	(13.74)

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The MSCI World is a widely recognized benchmark of the world’s stock markets, including the United States. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

MSCI World is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2010	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$903.90	$3.33
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.29	3.54
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$7.15
Total Net Assets (billions)	$1.2
2009 Expense Ratio(a)	0.74%
Expense Ratio (1/1/10 to 6/30/10, annualized)	0.71%
Portfolio Turnover Rate (1/1/10 to 6/30/10, unannualized)	6%
30-Day SEC Yield(b)	1.42%
Fund Inception Date	May 1, 2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	98	1,657
Median Market Capitalization (billions)	$18	$6
Weighted Average Market Capitalization (billions)	$47	$55
Price-to-Earnings Ratio(c)	10.6x	11.5x
Countries Represented	24	24
Emerging Markets (Brazil, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	12.1%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co. (United States)	2.6%
General Electric Co. (United States)	2.5
Novartis AG (Switzerland)	2.4
Vodafone Group PLC (United Kingdom)	2.4
Merck & Co., Inc. (United States)	2.4
Sanofi-Aventis (France)	2.3
GlaxoSmithKline PLC (United Kingdom)	2.2
Roche Holding AG (Switzerland)	2.2
Bank of New York Mellon Corp. (United States)	2.0
Capital One Financial Corp. (United States)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI World
United States	39.3%	49.6%
Europe (excluding United Kingdom)	32.7	19.2
United Kingdom	9.7	9.5
Japan	4.7	10.5
Pacific (excluding Japan)	4.5	5.6
Latin America	3.0	0.0
Africa/Middle East	2.7	0.4
Canada	0.0	5.2

SECTOR DIVERSIFICATION	Fund	MSCI World
Financials	23.1%	20.5%
Health Care	17.0	10.2
Consumer Discretionary	13.6	9.9
Information Technology	13.0	11.9
Industrials	8.8	11.0
Materials	6.1	7.3
Energy	6.1	10.0
Telecommunication Services	5.7	4.3
Consumer Staples	3.2	10.5
Utilities	0.0	4.4

(a)	2009 expense ratio per Fund prospectus, dated May 1, 2010.
(b)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

COMMON STOCKS 94.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.7%
AUTOMOBILES & COMPONENTS: 2.2%
Bayerische Motoren Werke AG (Germany)	192,600	$9,315,719
Yamaha Motor Co., Ltd.(a) (Japan)	1,252,400	16,530,556

		25,846,275
CONSUMER DURABLES & APPAREL: 2.3%
LG Electronics, Inc. (South Korea)	121,800	9,301,111
Panasonic Corp. (Japan)	544,300	6,796,583
Sony Corp. (Japan)	398,000	10,594,034

		26,691,728
MEDIA: 6.2%
Comcast Corp., Class A (United States)	1,055,200	18,328,824
Grupo Televisa SA ADR (Mexico)	253,800	4,418,658
Naspers, Ltd. (South Africa)	653,600	21,967,428
News Corp., Class A (United States)	337,445	4,035,842
Television Broadcasts, Ltd. (Hong Kong)	771,900	3,582,238
Time Warner Cable, Inc. (United States)	187,971	9,789,530
Time Warner, Inc. (United States)	350,266	10,126,190

		72,248,710
RETAILING: 2.0%
Home Depot, Inc. (United States)	206,200	5,788,034
Liberty Interactive, Series A(a) (United States)	806,557	8,468,849
Macy’s, Inc. (United States)	496,500	8,887,350

		23,144,233

		147,930,946
CONSUMER STAPLES: 3.2%
FOOD & STAPLES RETAILING: 1.0%
Walgreen Co. (United States)	445,500	11,894,850
FOOD, BEVERAGE & TOBACCO: 2.2%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	1,422,600	16,610,090
Diageo PLC ADR (United Kingdom)	144,000	9,034,560

		25,644,650

		37,539,500
ENERGY: 5.0%
Baker Hughes, Inc. (United States)	247,387	10,283,877
Chevron Corp. (United States)	74,800	5,075,928
OAO Lukoil ADR (Russia)	150,600	7,746,107
Occidental Petroleum Corp. (United States)	89,125	6,875,994
Royal Dutch Shell PLC ADR (United Kingdom)	111,400	5,594,508
Schlumberger, Ltd. (United States)	330,600	18,295,404
Total SA (France)	92,100	4,098,863

		57,970,681

	SHARES	VALUE
FINANCIALS: 23.1%
BANKS: 10.3%
Bangkok Bank PCL NVDR (Thailand)	1,505,300	$5,762,681
Barclays PLC (United Kingdom)	4,281,600	16,974,500
BB&T Corp. (United States)	299,700	7,885,107
HSBC Holdings PLC (United Kingdom)	1,572,207	14,343,299
ICICI Bank, Ltd. ADR (India)	222,400	8,037,536
Kasikornbank PCL Foreign (Thailand)	2,830,600	8,220,983
Standard Bank Group, Ltd. (South Africa)	176,600	2,336,070
Standard Chartered PLC (United Kingdom)	549,999	13,351,734
SunTrust Banks, Inc. (United States)	333,795	7,777,423
Unicredit SPA (Italy)	7,682,333	17,052,490
Wells Fargo & Co. (United States)	703,273	18,003,789

		119,745,612
DIVERSIFIED FINANCIALS: 8.5%
Bank of New York Mellon Corp. (United States)	963,500	23,788,815
Capital One Financial Corp. (United States)	579,700	23,361,910
Charles Schwab Corp. (United States)	816,200	11,573,716
Credit Suisse Group AG (Switzerland)	362,700	13,631,629
Goldman Sachs Group, Inc. (United States)	64,500	8,466,915
Haci Omer Sabanci Holding AS (Turkey)	2,038,588	8,156,603
Legg Mason, Inc. (United States)	345,000	9,670,350

		98,649,938
INSURANCE: 3.7%
AEGON NV(a) (Netherlands)	3,514,974	18,829,871
Swiss Life Holding AG (Switzerland)	62,000	5,934,140
Swiss Reinsurance Co., Ltd. (Switzerland)	450,100	18,515,397

		43,279,408
REAL ESTATE: 0.6%
Hang Lung Group, Ltd. (Hong Kong)	1,127,500	6,002,652
Hang Lung Properties, Ltd. (Hong Kong)	381,700	1,471,268

		7,473,920

		269,148,878
HEALTH CARE: 17.0%
HEALTH CARE EQUIPMENT & SERVICES: 2.2%
Boston Scientific Corp.(a) (United States)	1,864,100	10,811,780
Covidien PLC (Ireland)	232,200	9,329,796
Medtronic, Inc. (United States)	155,700	5,647,239

		25,788,815
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 14.8%
Amgen, Inc.(a) (United States)	210,400	11,067,040
Bayer AG (Germany)	284,420	15,869,230
GlaxoSmithKline PLC ADR (United Kingdom)	750,900	25,538,109

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

COMMON STOCKS: (continued)

	SHARES	VALUE
Merck & Co., Inc. (United States)	792,200	$27,703,234
Novartis AG ADR (Switzerland)	583,600	28,199,552
Pfizer, Inc. (United States)	816,100	11,637,586
Roche Holding AG (Switzerland)	184,400	25,322,474
Sanofi-Aventis (France)	443,700	26,756,388

		172,093,613

		197,882,428

INDUSTRIALS: 8.8%
CAPITAL GOODS: 7.6%
General Electric Co. (United States)	2,034,600	29,338,932
Koninklijke Philips Electronics NV (Netherlands)	296,965	8,851,744
Mitsubishi Electric Corp. (Japan)	1,802,700	14,041,068
Schneider Electric SA (France)	118,689	12,013,087
Tyco International, Ltd. (Switzerland)	480,300	16,920,969
Wienerberger AG(a) (Austria)	624,780	7,618,548

		88,784,348
TRANSPORTATION: 1.2%
FedEx Corp. (United States)	192,200	13,475,142

		102,259,490
INFORMATION TECHNOLOGY: 13.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.0%
Infineon Technologies AG(a) (Germany)	960,408	5,550,293
Maxim Integrated Products, Inc. (United States)	334,000	5,587,820

		11,138,113
SOFTWARE & SERVICES: 4.6%
AOL, Inc.(a) (United States)	483,169	10,045,084
Cadence Design Systems, Inc.(a) (United States)	1,124,000	6,507,960
Compuware Corp.(a) (United States)	291,400	2,325,372
EBay, Inc.(a) (United States)	515,900	10,116,799
Electronic Arts, Inc.(a) (United States)	557,300	8,025,120
Nintendo Co., Ltd. (Japan)	23,800	6,932,852
Symantec Corp.(a) (United States)	428,900	5,953,132
Synopsys, Inc.(a) (United States)	205,100	4,280,437

		54,186,756
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.4%
Alcatel-Lucent(a) (France)	1,935,645	4,936,941
Hewlett-Packard Co. (United States)	699,800	30,287,344
Motorola, Inc.(a) (United States)	812,833	5,299,671

	SHARES	VALUE
Nokia Oyj (Finland)	2,506,200	$20,463,823
Telefonaktiebolaget LM Ericsson (Sweden)	477,700	5,318,614
Tyco Electronics, Ltd. (Switzerland)	425,900	10,809,342
Xerox Corp. (United States)	1,168,200	9,392,328

		86,508,063

		151,832,932
MATERIALS: 6.1%
Akzo Nobel NV (Netherlands)	194,300	10,050,768
Arkema (France)	252,516	8,687,168
Cemex SAB de CV ADR(a) (Mexico)	776,456	7,508,329
Domtar Corp. (United States)	437,616	21,508,826
Lafarge SA (France)	253,908	13,729,498
Lanxess AG (Germany)	134,100	5,651,606
Norsk Hydro ASA (Norway)	989,700	4,453,448
Norsk Hydro ASA Rights(a) (Norway)	219,404	111,504

		71,701,147
TELECOMMUNICATION SERVICES: 5.7%
MTN Group, Ltd. (South Africa)	517,100	6,778,921
PT Telekomunik Indonesia ADR (Indonesia)	300,500	10,286,115
Telefonica SA ADR (Spain)	325,900	18,097,227
Telekom Austria AG (Austria)	261,004	2,901,258
Vodafone Group PLC ADR (United Kingdom)	1,356,100	28,030,587

		66,094,108

TOTAL COMMON STOCKS (Cost $1,131,802,912)		$1,102,360,110

PREFERRED STOCKS: 2.0%
CONSUMER DISCRETIONARY: 0.9%
MEDIA: 0.9%
Net Servicos de Comunicacao SA ADR(a) (Brazil)	1,100,800	10,336,512
ENERGY: 1.1%
Petroleo Brasileiro SA ADR (Brazil)	190,000	5,662,000
Ultrapar Participacoes SA ADR (Brazil)	147,800	6,989,462

		12,651,462

TOTAL PREFERRED STOCKS (Cost $18,378,795)		$22,987,974

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

SHORT-TERM INVESTMENTS: 6.8%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$3,507,437	$3,507,437
REPURCHASE AGREEMENT: 6.5%
Fixed Income Clearing Corporation(b) 0.00%, 7/1/10, maturity value $76,352,000	76,352,000	76,352,000

TOTAL SHORT-TERM INVESTMENTS (Cost $79,859,437)		$79,859,437

TOTAL INVESTMENTS (Cost $1,230,041,144)	103.4%	1,205,207,521
OTHER ASSETS LESS LIABILITIES	(3.4)%	(39,740,928)

NET ASSETS	100.0%	$1,165,466,593

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by Fannie Mae 0.00%, 4/25/11-4/26/11. Total collateral value is $77,879,638.

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2010
ASSETS:
Investments, at value (cost $1,230,041,144)	$1,205,207,521
Cash denominated in foreign currency (cost $144,390)	144,627
Receivable for investments sold	60,608
Receivable for Fund shares sold	2,903,104
Dividends and interest receivable	2,953,857
Prepaid expenses and other assets	1,295

1,211,271,012

LIABILITIES:
Payable for investments purchased	44,543,988
Payable for Fund shares redeemed	136,654
Management fees payable	530,584
Accrued foreign capital gain tax	436,057
Accrued expenses	157,136

45,804,419

NET ASSETS	$1,165,466,593

NET ASSETS CONSIST OF:
Paid in capital	$1,281,479,636
Undistributed net investment income	9,370,991
Accumulated net realized loss	(100,133,262)
Net unrealized depreciation (net of accrued foreign capital gain tax of $436,057)	(25,250,772)

$1,165,466,593

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	163,113,013
Net asset value per share	$7.15

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2010
INVESTMENT INCOME:
Dividends (net of foreign taxes of $1,152,428)	$12,893,765
Interest	10,439

12,904,204

EXPENSES:
Management fees	3,056,830
Custody and fund accounting fees	77,014
Transfer agent fees	149,281
Professional services	73,367
Shareholder reports	40,951
Registration fees	103,178
Trustees’ fees	77,000
Miscellaneous	18,028

3,595,649

NET INVESTMENT INCOME	9,308,555

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss
Investments	(3,666,722)
Foreign currency transactions	(32,707)
Net change in unrealized appreciation/depreciation
Investments (including net increase in accrued foreign capital gain tax of $179,270)	(124,894,630)
Foreign currency transactions	22,300

Net realized and unrealized loss	(128,571,759)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(119,263,204)

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$9,308,555	$6,438,809
Net realized loss	(3,699,429)	(69,287,606)
Net change in unrealized appreciation/depreciation	(124,872,330)	295,603,719

Net increase/(decrease) in net assets from operations	(119,263,204)	232,754,922

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(6,376,326)
Net realized gain	—	—

Total distributions	—	(6,376,326)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	449,120,209	355,259,443
Reinvestment of distributions	—	6,145,632
Cost of shares redeemed	(78,172,749)	(142,217,300)

Net increase from Fund share transactions	370,947,460	219,187,775

Total increase in net assets	251,684,256	445,566,371

NET ASSETS:
Beginning of period	913,782,337	468,215,966

End of period (including undistributed net investment income of $9,370,991 and $62,436, respectively)	$1,165,466,593	$913,782,337

SHARE INFORMATION:
Shares sold	57,499,601	51,624,866
Distributions reinvested	—	782,883
Shares redeemed	(9,947,528)	(24,605,386)

Net increase in shares outstanding	47,552,073	27,802,363

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2008. It seeks long-term growth of principal and income, and invests primarily in a diversified portfolio of U.S. and foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustment factors utilizing pricing models. These adjustment factors may be used to systematically value foreign securities at fair value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may enter forward foreign currency contracts to hedge portfolio positions. It may also enter spot foreign currency contracts to facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms. The Fund did not enter into any forward foreign currency contracts during the period ended June 30, 2010.

Foreign currency-denominated assets (including investment securities) and liabilities are translated into U.S. dollars each business day at the prevailing exchange rate. Purchases and sales of securities, income receipts, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies and from changes in currency values between the date recorded and the related settlement/cash payment on securities transactions, dividends, and foreign currency contracts. The effects of currency rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2010:

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)(b)
Common Stocks
Consumer Discretionary	$69,843,277	$78,087,669
Consumer Staples	20,929,410	16,610,090
Energy	46,125,711	11,844,970
Financials	118,565,561	150,583,317
Health Care	129,934,336	67,948,092
Industrials	59,735,043	42,524,447
Information Technology	108,630,409	43,202,523
Materials	29,017,155	42,683,992
Telecommunication Services	56,413,929	9,680,179
Preferred Stocks	22,987,974	—
Money Market Fund	3,507,437	—
Repurchase Agreement	—	76,352,000

Total	$665,690,242	$539,517,279

(a)	At June 30, 2010 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-US$ denominated securities move from a Level 1 to Level 2 classification.

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary operating expenses to the extent necessary to maintain the Fund’s total operating expenses at 0.90% for the fiscal periods ending December 31, 2008 & 2009.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain/ (loss) on investments, and foreign currency realized gain/ (loss). At June 30, 2010, the cost of investments for federal income tax purposes was $1,233,390,029.

Distributions during the six months ended June 30, 2010 and for the year ended December 31, 2009 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Ordinary income	—	$6,376,326
		($0.056 per share)

Long-term capital gain	—	—

At June 30, 2010, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$90,135,593
Unrealized depreciation	(118,735,250)

Net unrealized depreciation	(28,599,657)
Undistributed ordinary income	9,370,991
Accumulated capital loss(a)	(3,585,649)
Capital Loss carryforward(b)	(93,198,728)
(a)	Represents capital loss realized for tax purposes during the period form January 1, 2010 to June 30, 2010.
(b)	Represents accumulated capital loss as of December 31, 2009 which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2016	$13,362,941
Expiring in 2017	79,835,787

$93,198,728

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

The Fund also participates with the Funds in a $200 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund pays a commitment fee on its pro-rata portion of the line of credit, which amounted to $1,483 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2010, purchases and sales of securities, other than short-term securities, aggregated $426,386,659 and $55,410,633, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2010 and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Six Months Ended June 30, 2010(a)		Year Ended December 31, 2009	May 1, 2008 (inception) through December 31, 2008
Net asset value, beginning of period	$7.91		$5.34	$10.00
Income from investment operations:
Net investment income	0.06		0.06	0.04
Net realized and unrealized gain/(loss)	(0.82)		2.57	(4.66)

Total from investment operations	(0.76)		2.63	(4.62)

Distributions to shareholders from:
Net investment income	—		(0.06)	(0.04)
Net realized gain	—		—	—

Total distributions	—		(0.06)	(0.04)

Net asset value, end of period	$7.15		$7.91	$ 5.34

Total return	(9.61)%		49.18%	(46.21)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,165		$914	$468
Ratio of expenses to average net assets	0.71	%(b)	0.74%	0.87	%(b)
Ratio of net investment income to average net assets	1.83	%(b)	1.09%	1.39	%(b)
Portfolio turnover rate	6%		20%	10%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (66)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (2005-2010), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (58)	President and Trustee (Trustee since 2005)	Chief Executive Officer (since 2010), President (since 2005), and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (48)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (52)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (50)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (53)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007); Fund Administrative and Accounting Senior Manager (2004-2007)	—
Thomas M. Mistele (56)	Secretary (Officer since 2000)	Chief Operating Officer, Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Katherine M. Primas (35)	Chief Compliance Officer (Officer since 2010)	Chief Compliance Officer of Dodge & Cox (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (2004-2008)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (70)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (68)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Director, Metavante Technologies, Inc. (software) (2007 to 2009); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (60)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (63)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (70)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/10 ISF SAR       Printed on recycled paper

2010

Semi-Annual Report

June 30, 2010

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of –14.0% for the second quarter of 2010, compared to –14.0% for the MSCI EAFE (Europe, Australasia, Far East) Index. For the six months ended June 30, 2010, the Fund had a total return of –10.9%, compared to –13.2% for the MSCI EAFE. Please see the Fund’s longer-term performance results on page three. At quarter end, the Fund had net assets of $33.1 billion with a cash position of 1.5%.

MARKET COMMENTARY

Investor concern has focused on the sustainability of current fiscal policies and whether the inevitable reduction in fiscal stimulus will impede economic recovery. Europe, in particular, has come into the spotlight because of its muted prospects for economic growth and the substantial debt burdens of a few of its member countries. Accounting for more than 20% of global GDP, it is the world’s largest economy and an economic slowdown would affect companies around the world. These concerns significantly hurt the European stock market during the first six months of 2010, as the MSCI Europe Index was down 17% in U.S. dollar terms (down 7% in local currency terms). The U.S. dollar’s appreciation against developed and emerging market currencies had a roughly six percentage point negative effect on the Fund’s performance and the overall market.

INVESTMENT STRATEGY

The difficulties faced by Greece, Italy, Spain, Portugal, and Ireland have led to concerns about all of Europe. These concerns have driven European equity markets to ten times forward earnings, a level of valuation near 20-year lows. As a result, some excellent companies have become attractive investment opportunities. Accordingly, we have substantially increased the Fund’s holdings in European companies. Three examples are discussed below.1 By country of incorporation, 63% of the Fund is invested in companies in Europe and the United Kingdom (4% of the Fund is invested in Italy, Spain, and Ireland). By geographic mix of revenue, the Fund’s exposure to the European economy is smaller: between 35 and 40% of the Fund is invested in companies throughout the world that derive significant revenues from continental Europe. For comparison, about the same percentage of the Fund is invested in companies that derive significant revenues from the emerging markets. The Fund’s geographic positioning is entirely a result of our bottom-up approach that evaluates each company’s long-term fundamental outlook in relation to its valuation.

The largest area of incremental investment for the Fund over the past six months has been in the five European pharmaceutical holdings, comprising 13.5% of the Fund. Sanofi-Aventis, a French multinational firm, is a good example of what we find attractive in this group. As the world’s second largest pharmaceutical company and the largest in the emerging markets, we believe that Sanofi’s prospects have little to do with the debt travails in Europe. At seven times forward earnings, the valuation is low, as investors have focused on the impending decline in earnings due to branded pharmaceuticals losing patent protection. Looking beyond these near-term challenges, however, more than half of Sanofi’s business is in areas we expect to grow over the next three to five years, including vaccines, emerging markets, and animal health. While no one can predict how successful current research and development efforts will be, we believe that promising drugs could come out of Sanofi’s more than €4 billion per year R&D effort. In the meantime, the balance sheet is healthy, cash flow is prodigious, management is cutting costs, and the 5% dividend yield is attractive.

During the first half of the year, the largest incremental investment into a single company was Vodafone, also domiciled in Europe and one of the largest positions in the Fund. Vodafone is a global communications company that typically has leading positions in its markets worldwide. Approximately half of its revenues come from developed Europe, and the balance from its operations in the United Kingdom, Africa, Asia, the Middle East, and Eastern Europe. The company also has a 45% ownership stake in Verizon Wireless, the leading U.S. wireless provider. While our expectations for European growth are muted in light of current economic concerns, we think the valuation—at less than nine times forward earnings and a dividend yield of 6%—captures neither the value of its stake in Verizon Wireless nor Vodafone’s growth opportunities in emerging

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

markets. We expect annual free cash flow generation to be about £6 billion growing to over £9 billion when Verizon Wireless starts paying dividends to its two owners. We believe that the risk-reward trade-off is attractive over the next three to five years.

European Financials have come under particular scrutiny in this market swoon because they sit at the nexus of indebtedness, liquidity support, and financial bailouts. For the first six months of 2010, MSCI EAFE European/U.K. Financials were down 22% compared to down 18% for the broader MSCI EAFE Financials sector. We have added selectively to the Fund’s holdings in this sector. A recent addition to the Fund is Barclays PLC of the United Kingdom, a leading global investment bank with strong commercial banking franchises in the United Kingdom, Iberia, South Africa, and sub-Saharan Africa. Despite navigating the credit crisis admirably and abjuring a direct bailout from the government in 2008, Barclays’ shares have come under increased pressure and now trade at 80% of tangible book value2 —a low level relative to its historical valuation and its European and global peers. This discount likely arises from Barclays’ dependence on capital markets for the majority of its current earnings and its exposure (estimated at <10% of assets) to Spain, Portugal, and Italy. The current valuation does not appear to give sufficient credit for the company’s diversified franchise, sufficient capital, attentive management, and favorable liquidity profile.

IN CLOSING

After markets decline, it is understandable if equity investors become disheartened and fearful. There is a valuation premium on perceived safety—for example, five-year U.S. Treasury bonds yield a meager 1.8%. We remain optimistic about long-term global growth. We believe that in this time of stress, countries and their citizens are more likely to undertake substantial and painful reforms—as the United Kingdom did in the 1980s—that lead to long-term prosperity. In addition, advances in technology and communications are enabling people around the world to enjoy higher standards of living. These factors, combined with attractive current valuations, lead us to believe that the long-term prospects for equity investing are favorable.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

July 23, 2010

[1]	We use these examples to illustrate our investment process, not to imply that we think they are more attractive than the Fund’s other holdings.
[2]	Tangible book value is a company’s shareholder’s equity less goodwill and most intangible assets.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

SEMI-ANNUAL PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 2.3 percentage points for the six months ended June 30, 2010.

Key Contributors to Relative Results

▪

The Fund’s holdings in the Financials sector (down 7% compared to down 18% for the MSCI EAFE sector) positively impacted performance. The Fund’s Emerging Market Financials were particularly strong (up 7%), notably Yapi Kredi (up 25%), Kasikornbank (up 15%), and Sabanci Holding (up 7%). The Fund’s underweight position in European Financials (7% on average compared to 11% on average for MSCI EAFE) helped results because European Financials were an especially weak area of the market (down 26%).

▪	The Fund’s holdings in the Energy sector (down 15% compared to down 25% for the MSCI EAFE sector) helped results. Ultrapar (up 2%) and Lukoil (down 9%) were strong contributors.
▪	The Fund’s holdings in the emerging markets (down 8%) performed relatively well.
▪	Selected key contributors included Lanxess (up 14%), BMW (up 8%), Mitsubishi Electric (up 8%), and Philips Electronics (up 5%).

Key Detractors from Relative Results

▪

The Fund’s overweight position and holdings in the Health Care sector (down 17% compared to down 11% for the MSCI EAFE sector) hurt results, especially Bayer (down 28%), Sanofi-Aventis (down 20%), and GlaxoSmithKline (down 17%).

▪	Selected holdings in the Materials sector (down 21% compared to down 16% for MSCI EAFE Materials sector) hindered performance. Norsk Hydro (down 41%) and Lafarge (down 33%) were particularly weak.
▪	The Fund’s underweight position in Japan (14% on average compared to 23% on average for the MSCI EAFE), which was the strongest region of the market, detracted from results.
▪	Selected detractors included Nokia (down 34%), Telefonica (down 31%), and Unicredit (down 29%).

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2010

	1 Year	3 Years	5 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund	13.24%	(11.24)%	2.83%	7.06%
MSCI EAFE	5.90	(13.39)	0.87	2.29

Returns represent past performance do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The MSCI EAFE Index is an unmanaged index of the developed world’s stock markets, excluding the United States and Canada. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

MSCI EAFE is a service mark of MSCI Barra.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. Please read the prospectus for specific details regarding the Fund’s risk profile.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2010	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$891.40	$3.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.53	3.30
*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$28.39
Total Net Assets (billions)	$33.1
Expense Ratio	0.65%
Portfolio Turnover Rate (1/1/10 to 6/30/10, unannualized)	8%
30-Day SEC Yield(a)	1.80%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	92	964
Median Market Capitalization (billions)	$15	$6
Weighted Average Market Capitalization (billions)	$44	$41
Price-to-Earnings Ratio(b)	10.5x	11.2x
Countries Represented	27	22
Emerging Markets (Brazil, Czech Republic, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	22.1%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Naspers, Ltd. (South Africa)	3.3%
Vodafone Group PLC (United Kingdom)	3.3
Novartis AG (Switzerland)	3.2
GlaxoSmithKline PLC (United Kingdom)	2.9
Bayer AG (Germany)	2.6
HSBC Holdings PLC (United Kingdom)	2.5
Schneider Electric SA (France)	2.4
Sanofi-Aventis (France)	2.4
Roche Holding AG (Switzerland)	2.4
Standard Chartered PLC (United Kingdom)	2.2

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI EAFE
Europe (excluding United Kingdom)	46.9%	42.3%
United Kingdom	15.6	21.0
Japan	13.2	23.3
Pacific (excluding Japan)	7.2	12.5
Africa/Middle East	6.4	0.9
Latin America	5.7	0.0
United States	3.5	0.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	22.7%	24.4%
Consumer Discretionary	14.9	10.3
Health Care	14.6	9.0
Information Technology	11.5	5.1
Industrials	9.2	12.3
Materials	8.1	10.1
Telecommunication Services	7.9	5.6
Energy	7.0	7.1
Consumer Staples	2.2	10.6
Utilities	0.4	5.5

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

COMMON STOCKS: 96.1%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.2%
AUTOMOBILES & COMPONENTS: 3.5%
Bayerische Motoren Werke AG (Germany)	9,181,400	$444,087,949
Honda Motor Co., Ltd. ADR (Japan)	6,428,400	184,816,500
NGK Spark Plug Co., Ltd.(b) (Japan)	13,696,000	169,747,326
Yamaha Motor Co., Ltd.(a),(b) (Japan)	27,230,000	359,411,567

		1,158,063,342
CONSUMER DURABLES & APPAREL: 3.5%
Consorcio Ara SAB de CV(b) (Mexico)	65,865,600	39,265,585
Corporacion Geo SAB de CV, Series B(a),(b) (Mexico)	47,305,400	126,227,715
LG Electronics, Inc. (South Korea)	4,397,487	335,808,829
Panasonic Corp. (Japan)	29,543,072	368,899,399
Sony Corp. (Japan)	11,487,600	305,778,959

		1,175,980,487
CONSUMER SERVICES: 0.8%
Accor SA (France)	5,448,568	250,219,143
MEDIA: 6.4%
Grupo Televisa SA ADR(b) (Mexico)	26,480,592	461,027,107
Liberty Global, Inc., Series A(a) (United States)	3,641,805	94,650,512
Liberty Global, Inc., Series C(a) (United States)	3,534,971	91,873,896
Naspers, Ltd.(b) (South Africa)	32,330,895	1,086,638,003
News Corp., Class A (United States)	22,063,092	263,874,580
Television Broadcasts, Ltd.(b) (Hong Kong)	27,299,300	126,690,772

		2,124,754,870
RETAILING: 0.0%(d)
Li & Fung, Ltd. (Hong Kong)	2,128,000	9,553,147

		4,718,570,989
CONSUMER STAPLES: 2.2%
FOOD, BEVERAGE & TOBACCO: 2.1%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	28,306,443	330,502,299
Diageo PLC ADR (United Kingdom)	3,550,000	222,727,000
Tiger Brands, Ltd. (South Africa)	5,580,977	123,097,084

		676,326,383
HOUSEHOLD & PERSONAL PRODUCTS: 0.1%
Aderans Holdings Co., Ltd.(a),(b) (Japan)	3,535,900	42,554,152

		718,880,535
ENERGY: 5.4%
OAO Lukoil ADR (Russia)	9,059,288	465,964,261
Royal Dutch Shell PLC ADR (United Kingdom)	6,718,400	337,398,048
Schlumberger, Ltd. (United States)	12,949,596	716,630,643
Total SA (France)	5,982,000	266,225,817

		1,786,218,769

	SHARES	VALUE
FINANCIALS: 22.7%
BANKS: 15.0%
Bangkok Bank PCL Foreign (Thailand)	40,334,300	$157,471,642
Bangkok Bank PCL NVDR (Thailand)	8,490,000	32,501,936
Bank of Yokohama, Ltd. (Japan)	23,965,000	109,423,012
Barclays PLC (United Kingdom)	97,396,985	386,132,547
Erste Group Bank AG (Austria)	4,000,000	127,253,318
Grupo Financiero Banorte SAB de CV (Mexico)	36,528,000	138,395,197
HSBC Holdings PLC (United Kingdom)	90,765,764	828,059,214
ICICI Bank, Ltd. (India)	10,375,668	189,909,216
ICICI Bank, Ltd. ADR (India)	1,450,000	52,403,000
Kasikornbank PCL Foreign (Thailand)	111,162,627	322,852,408
Kasikornbank PCL NVDR (Thailand)	3,500,000	9,725,150
Mitsubishi UFJ Financial Group (Japan)	46,899,900	212,604,750
Standard Bank Group, Ltd. (South Africa)	44,516,932	588,871,200
Standard Chartered PLC (United Kingdom)	30,689,336	745,012,004
Unicredit SPA (Italy)	295,864,430	656,730,886
Yapi ve Kredi Bankasi AS(a) (Turkey)	150,779,068	406,752,188

		4,964,097,668
DIVERSIFIED FINANCIALS: 3.0%
Credit Suisse Group AG (Switzerland)	13,563,000	509,748,515
Deutsche Boerse AG (Germany)	2,000,000	121,513,639
Haci Omer Sabanci Holding AS (Turkey)	88,189,354	352,854,776

		984,116,930
INSURANCE: 3.0%
AEGON NV(a) (Netherlands)	66,517,075	356,334,897
Swiss Life Holding AG (Switzerland)	1,520,000	145,482,145
Swiss Reinsurance Co., Ltd. (Switzerland)	12,091,868	497,413,330

		999,230,372
REAL ESTATE: 1.7%
Hang Lung Group, Ltd. (Hong Kong)	52,357,500	278,743,977
Hang Lung Properties, Ltd. (Hong Kong)	72,179,000	278,215,058

		556,959,035

		7,504,404,005
HEALTH CARE: 14.6%
HEALTH CARE EQUIPMENT & SERVICES: 1.0%
Covidien PLC (Ireland)	5,283,672	212,297,941
Medipal Holdings Corp.(b) (Japan)	10,674,000	126,967,742

		339,265,683

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.6%
Adcock Ingram Holdings, Ltd. (South Africa)	7,047,217	$53,043,564
Bayer AG (Germany)	15,205,350	848,383,381
GlaxoSmithKline PLC ADR (United Kingdom)	28,573,749	971,793,204
Novartis AG ADR (Switzerland)	22,220,000	1,073,670,400
Roche Holding AG (Switzerland)	5,665,700	778,034,377
Sanofi-Aventis (France)	12,994,409	783,600,306

		4,508,525,232

		4,847,790,915
INDUSTRIALS: 9.2%
CAPITAL GOODS: 7.9%
Koninklijke Philips Electronics NV (Netherlands)	19,876,580	592,468,441
Mitsubishi Electric Corp. (Japan)	92,667,600	721,779,620
Nexans SA (France)	872,619	50,453,426
Schneider Electric SA (France)	7,821,165	791,617,888
Tyco International, Ltd. (Switzerland)	9,139,020	321,967,675
Wienerberger AG(a),(b) (Austria)	12,335,026	150,412,917

		2,628,699,967
COMMERCIAL & PROFESSIONAL SERVICES: 0.6%
Brambles, Ltd. (Australia)	12,095,677	55,144,735
Experian PLC (United Kingdom)	15,288,626	132,375,326

		187,520,061
TRANSPORTATION: 0.7%
TNT NV (Netherlands)	9,565,875	241,100,718

		3,057,320,746
INFORMATION TECHNOLOGY: 11.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.7%
Infineon Technologies AG(a),(b) (Germany)	99,336,576	574,075,961
SOFTWARE & SERVICES: 0.8%
Nintendo Co., Ltd. (Japan)	847,500	246,873,633
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.0%
Alcatel-Lucent(a) (France)	69,619,072	177,566,254
Brother Industries, Ltd.(b) (Japan)	23,001,000	239,475,394
Fujifilm Holdings Corp. (Japan)	8,636,100	248,426,379
Fujitsu, Ltd. (Japan)	85,508,000	537,195,504
Kyocera Corp. (Japan)	6,283,900	507,448,272
Nokia Oyj (Finland)	74,377,000	607,308,967
Telefonaktiebolaget LM Ericsson (Sweden)	45,443,000	505,953,061
Tyco Electronics, Ltd. (Switzerland)	6,657,617	168,970,319

		2,992,344,150

		3,813,293,744

	SHARES	VALUE
MATERIALS: 8.0%
Akzo Nobel NV (Netherlands)	4,998,485	$258,562,080
Arkema(b) (France)	5,566,687	191,507,642
BHP Billiton PLC (United Kingdom)	18,306,000	473,701,703
Cemex SAB de CV ADR(a) (Mexico)	32,790,117	317,080,431
Lafarge SA(b) (France)	12,164,291	657,756,366
Lanxess AG(b) (Germany)	8,429,784	355,270,809
Linde AG (Germany)	1,386,205	145,555,142
Norsk Hydro ASA (Norway)	50,823,233	228,694,193
Norsk Hydro ASA Rights(a) (Norway)	10,883,455	5,531,106

		2,633,659,472
TELECOMMUNICATION SERVICES: 7.9%
Bharti Airtel, Ltd. (India)	27,043,387	151,424,897
Millicom International Cellular SA (Luxembourg)	2,787,494	225,982,139
MTN Group, Ltd. (South Africa)	19,000,000	249,080,449
PT Telekomunik Indonesia ADR (Indonesia)	10,768,047	368,590,249
Telefonica SA ADR (Spain)	8,777,400	487,409,022
Telekom Austria AG (Austria)	4,918,630	54,674,310
Vodafone Group PLC ADR (United Kingdom)	52,150,000	1,077,940,500

		2,615,101,566
UTILITIES: 0.4%
CEZ AS (Czech Republic)	3,000,000	123,198,779

TOTAL COMMON STOCKS (Cost $36,876,951,043)		$31,818,439,520

PREFERRED STOCKS: 2.4%
CONSUMER DISCRETIONARY: 0.7%
MEDIA: 0.7%
Net Servicos de Comunicacao SA ADR(a) (Brazil)	24,306,900	228,241,791
ENERGY: 1.6%
Petroleo Brasileiro SA ADR (Brazil)	7,932,291	236,382,272
Ultrapar Participacoes SA ADR (Brazil)	5,914,832	279,712,405

		516,094,677
MATERIALS: 0.1%
Duratex SA (Brazil)	4,614,472	41,926,505

TOTAL PREFERRED STOCKS (Cost $424,302,799)		$786,262,973

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

SHORT-TERM INVESTMENTS: 1.0%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	$100,057,782	$100,057,782
REPURCHASE AGREEMENT: 0.7%
Fixed Income Clearing Corporation(c) 0.00%, 7/1/10, maturity value $248,016,000	$248,016,000	$248,016,000

TOTAL SHORT-TERM INVESTMENTS (Cost $348,073,782)		$348,073,782

TOTAL INVESTMENTS (Cost $37,649,327,624)	99.5%	$32,952,776,275
OTHER ASSETS LESS LIABILITIES	0.5%	162,454,820

NET ASSETS	100.0%	$33,115,231,095

(a)	Non-income producing
(b)	See Note 8 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by Fannie Mae 0.00%, 4/26/11. Total collateral value is $252,976,473.
(d)	Rounds to 0.0%

ADR: American Depositary Receipt

NVDR: Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 2010
ASSETS:
Investments, at value
Unaffiliated issuers (cost $32,481,252,721)	$28,503,239,768
Affiliated issuers (cost $5,168,074,903)	4,449,536,507

32,952,776,275
Cash denominated in foreign currency (cost $22,043,617)	22,052,369
Receivable for investments sold	190,687,641
Receivable for Fund shares sold	31,629,742
Dividends and interest receivable	110,029,863
Prepaid expenses and other assets	73,023

33,307,248,913

LIABILITIES:
Payable for investments purchased	110,485,346
Payable for Fund shares redeemed	36,675,267
Management fees payable	17,013,573
Accrued foreign capital gain tax	23,886,012
Accrued expenses	3,957,620

192,017,818

NET ASSETS	$33,115,231,095

NET ASSETS CONSIST OF:
Paid in capital	$46,719,685,613
Undistributed net investment income	450,859,434
Accumulated net realized loss	(9,334,819,428)
Net unrealized depreciation (net of accrued foreign capital gain tax of $23,886,012)	(4,720,494,524)

$33,115,231,095

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,166,242,599
Net asset value per share	$28.39

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2010
INVESTMENT INCOME:
Dividends (net of foreign taxes of $60,409,592)
Unaffiliated issuers	$542,751,456
Affiliated issuers	22,514,741
Interest	198,469

565,464,666

EXPENSES:
Management fees	109,364,343
Custody and fund accounting fees	3,162,299
Transfer agent fees	4,653,380
Professional services	147,083
Shareholder reports	1,207,236
Registration fees	260,137
Trustees’ fees	77,000
Miscellaneous	970,476

119,841,954

NET INVESTMENT INCOME	445,622,712

REALIZED AND UNREALIZED GAIN/ (LOSS):
Net realized loss
Investments in unaffiliated issuers	(983,814,923)
Investments in affiliated issuers	(130,376,643)
Foreign currency transactions	(7,306,726)
Net change in unrealized appreciation/depreciation
Investments (including net increase in accrued foreign capital gain tax of $8,789,317)	(3,419,030,924)
Foreign currency transactions	133,875

Net realized and unrealized loss	(4,540,395,341)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,094,772,629)

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$445,622,712	$458,181,008
Net realized loss	(1,121,498,292)	(6,317,011,148)
Net change in unrealized appreciation/depreciation	(3,418,897,049)	17,083,942,118

Net increase/(decrease) in net assets from operations	(4,094,772,629)	11,225,111,978

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(496,706,640)
Net realized gain	—	—

Total distributions	—	(496,706,640)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,641,084,648	7,697,079,669
Reinvestment of distributions	—	429,110,454
Cost of shares redeemed	(4,178,685,794)	(7,127,353,050)

Net increase from Fund share transactions	462,398,854	998,837,073

Total increase/(decrease) in net assets	(3,632,373,775)	11,727,242,411

NET ASSETS:
Beginning of period	36,747,604,870	25,020,362,459

End of period (including undistributed net investment income of $450,859,434 and $5,236,722, respectively)	$33,115,231,095	$36,747,604,870

SHARE INFORMATION:
Shares sold	148,030,344	293,503,845
Distributions reinvested	—	13,722,752
Shares redeemed	(135,731,647)	(295,603,767)

Net increase in shares outstanding	12,298,697	11,622,830

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustment factors utilizing pricing models. These adjustment factors may be used to systematically value foreign securities at fair value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may enter forward foreign currency contracts to hedge portfolio positions. It may also enter spot foreign currency contracts to facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms. The Fund did not enter into any forward foreign currency contracts during the period ended June 30, 2010.

Foreign currency-denominated assets (including investment securities) and liabilities are translated into U.S. dollars each business day at the prevailing exchange rate. Purchases and sales of securities, income receipts, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies and from changes in currency values between the date recorded and the related settlement/cash payment on securities transactions, dividends, and foreign currency contracts. The effects of currency rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2010 :

Security Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)(b)
Common Stocks
Consumer Discretionary	$1,261,735,895	$3,456,835,094
Consumer Staples	222,727,000	496,153,535
Energy	1,054,028,691	732,190,078
Financials	190,798,197	7,313,605,808
Health Care	2,257,761,545	2,590,029,370
Industrials	321,967,675	2,735,353,071
Information Technology	168,970,319	3,644,323,425
Materials	317,080,431	2,316,579,041
Telecommunication Services	2,159,921,910	455,179,656
Utilities	—	123,198,779
Preferred Stocks
Consumer Discretionary	228,241,791	—
Energy	516,094,677	—
Materials	—	41,926,505
Money Market Fund	100,057,782	—
Repurchase Agreement	—	248,016,000

Total	$8,799,385,913	$24,153,390,362

(a)	At June 30, 2010 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, non-US$ denominated securities move from a Level 1 to a Level 2 classification.

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss) on investments, and foreign currency realized gain/(loss). At June 30, 2010, the cost of investments for federal income tax purposes was $37,776,408,064.

Distributions during the six months ended June 30, 2010 and for the year ended December 31, 2009 were characterized as follows for federal income tax purpose.

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Ordinary income	—	$496,706,640
		($0.436 per share)

Long-term capital gain	—	—

At June 30, 2010, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$3,027,024,214
Unrealized depreciation	(7,874,599,178)

Net unrealized depreciation	(4,847,574,964)
Undistributed ordinary income	450,859,434
Accumulated capital loss(a)	(1,390,047,196)
Capital Loss carryforward(b)	(7,817,691,792)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2010 to June 30, 2010.
(b)	Represents accumulated capital loss which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward will expire in 2017.

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a $200 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

redemptions or for other short-term liquidity purposes. The Fund pays a commitment fee on its pro-rata portion of the line of credit, which amounted to $47,050 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2010, purchases and sales of securities, other than short-term securities, aggregated $3,935,597,961 and $2,873,343,435, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2010 and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six-month period ended June 30, 2010. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Holdings Co., Ltd. (Japan)	3,537,000	—	(1,100)	3,535,900	—	(b)	42,554,152
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	25,306,443	3,000,000	—	28,306,443	4,914,062		330,502,299
Arkema (France)	6,608,245	—	(1,041,558)	5,566,687	3,699,397		191,507,642
Brother Industries, Ltd. (Japan)	23,101,000	—	(100,000)	23,001,000	2,323,341		239,475,394
Consorcio Ara SAB de CV (Mexico)	113,420,000	—	(47,554,400)	65,865,600	465,130		39,265,585
Corporacion Geo SAB de CV, Series B (Mexico)	47,605,400	—	(300,000)	47,305,400	—	(b)	126,227,715
Grupo Televisa SA ADR (Mexico)	30,430,592	—	(3,950,000)	26,480,592	—		—	(c)
Infineon Technologies AG (Germany)	103,886,576	—	(4,550,000)	99,336,576	—	(b)	574,075,961
Lafarge SA (France)	12,764,291	—	(600,000)	12,164,291	—		657,756,366
Lanxess AG (Germany)	8,729,784	—	(300,000)	8,429,784	4,396,461		355,270,809
Medipal Holdings Corp. (Japan)	12,426,600	—	(1,752,600)	10,674,000	1,070,078		—	(c)
Naspers, Ltd. (South Africa)	34,040,895	—	(1,710,000)	32,330,895	—		1,086,638,003
NGK Spark Plug Co., Ltd. (Japan)	16,250,000	—	(2,554,000)	13,696,000	898,873		169,747,326
Television Broadcasts, Ltd. (Hong Kong)	27,299,300	—	—	27,299,300	4,747,399		126,690,772
Wienerberger AG (Austria)	12,835,026	—	(500,000)	12,335,026	—	(b)	150,412,917
Yamaha Motor Co., Ltd. (Japan)	23,980,000	3,250,000	—	27,230,000	—	(b)	359,411,566

					$22,514,741		$4,449,536,507

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2010(a)		2009	2008	2007	2006	2005

Net asset value, beginning of period	$31.85		$21.90	$46.02	$43.66	$35.03	$30.64
Income from investment operations:
Net investment income	0.39		0.41	0.97	1.25	0.57	0.33
Net realized and unrealized gain/(loss)	(3.85)		9.98	(22.57)	3.87	9.24	4.80

Total from investment operations	(3.46)		10.39	(21.60)	5.12	9.81	5.13

Distributions to shareholders from:
Net investment income	—		(0.44)	(0.94)	(1.26)	(0.56)	(0.35)
Net realized gain	—		—	(1.58)	(1.50)	(0.62)	(0.39)

Total distributions	—		(0.44)	(2.52)	(2.76)	(1.18)	(0.74)

Net asset value, end of period	$28.39		$31.85	$21.90	$46.02	$43.66	$35.03

Total return	(10.86)%		47.46%	(46.68)%	11.71%	28.00%	16.74%
Ratios/supplemental data:
Net assets, end of period (millions)	$33,115		$36,748	$25,020	$53,479	$30,899	$13,357
Ratio of expenses to average net assets	0.65	%(b)	0.65%	0.64%	0.65%	0.66%	0.70%
Ratio of net investment income to average net assets	2.45	%(b)	1.58%	2.37%	3.11%	1.82%	1.54%
Portfolio turnover rate	8%		21%	35%	16%	9%	7%

(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (66)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (2005-2010), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (58)	President and Trustee (Trustee since 2005)	Chief Executive Officer (since 2010), President (since 2005), and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (48)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (52)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (50)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (53)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007); Fund Administrative and Accounting Senior Manager (2004-2007)	—
Thomas M. Mistele (56)	Secretary (Officer since 2000)	Chief Operating Officer, Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Katherine M. Primas (35)	Chief Compliance Officer (Officer since 2010)	Chief Compliance Officer of Dodge & Cox (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (2004-2008)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (70)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (68)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Director, Metavante Technologies, Inc. (software) (2007 to 2009); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (60)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (63)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (70)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/10 BF SAR       Printed on recycled paper

2010

Semi-Annual Report

June 30, 2010

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of –9.6% for the second quarter of 2010, compared to –5.6% for the Combined Index1 (a 60/40 blend of stocks and fixed income securities). For the six months ended June 30, 2010, the Fund had a total return of –4.5%, compared to –1.8% for the Combined Index. Please see the Fund’s longer-term performance results on page four. At quarter end, the Fund’s net assets of $13.8 billion were invested in 70.5% common stocks, 28.1% fixed income securities, and 1.4% cash.

MARKET COMMENTARY

Volatility spiked in U.S. financial markets during the first six months of 2010, fueled by the uncertain impact of financial reform legislation and the European fiscal crisis. The U.S. economy continued its recovery, though mixed economic data in the second quarter cast some doubt on its momentum. As a result, U.S. equity markets tumbled in the second quarter, leading the S&P 500 to fall 6.7% in the first half of the year while “safe haven” U.S. Treasury prices rose significantly. The Treasury sector returned a strong 5.9% for the first half of 2010, and other major U.S. bond market sectors 2 likewise posted solid absolute returns.

The Fund’s higher-than-benchmark allocation to equities reflects our optimism about the long-term potential returns for equities, given compelling valuations and reasonable prospects for profit growth.

INVESTMENT STRATEGY

Equity Portfolio

We believe a long-term perspective on investing is especially important during periods like the first half of 2010. Short-term concerns can often deflect attention from longer-term positive developments. In the United States, for example, high unemployment, rising health care costs, and weakness in real estate are real concerns. However, the current environment has significant positives: interest rates are at record lows, inflation remains subdued, and household net worth is rising. While some economic indicators may lag, the economic recovery can continue.

The difficulties faced by Greece, Italy, Spain, Portugal, and Ireland have led to concerns about all of Europe, and the sustainability of economic recovery around the world. The Fund’s equity portfolio has investments in a number of large European-based multinational companies whose shares have declined significantly. Although most of these holdings have meaningful operations in Europe, none of them has large exposure to the countries facing the most difficulties, and all derive a substantial portion of their revenues from other regions of the world. We are cognizant of the impact that persistent weakness in Europe could have on the operations of these companies; however, we believe valuations for the portfolio’s holdings generally incorporate other investors’ low expectations for future earnings and do not reflect the companies’ attractive long-term fundamentals.

A good example is Vodafone, the United Kingdom–based global communications company with operations in more than 30 countries.3 While Vodafone has significant exposure to Europe, it also has valuable assets in other regions, including the United States and emerging markets. Vodafone is currently selling at less than nine times estimated 2010 earnings and has a 6% dividend yield, compared to 14 times estimated earnings and a 2% dividend yield for the S&P 500. We believe that Vodafone’s valuation discounts the current concerns about Europe and does not reflect its strong and growing presence in other regions.

Another area of concern weighing on investors is the impact of the Gulf oil spill. In spite of this environmental disaster, our long-term outlook for the Energy sector is positive. We believe that demand for oil and gas (the primary sources of energy, along with coal) will continue to rise due to growth in the developing world. The portfolio’s largest exposure within the Energy sector is in the oil services industry. Our expectation is that demand for oil services will increase as exploration and production continue to move into more complex, technically challenging areas, such as deepwater and shale resource development. In particular, we believe that Schlumberger, the portfolio’s largest Energy holding and the world’s leading oil services company, is uniquely positioned to benefit from these trends. The company’s management is focused on enhancing its strong position in many segments of oil services, and the valuation is well below its long-term average.

PAGE 1 ▪ DODGE & COX BALANCED FUND

The Deepwater Horizon oil spill has leaked large amounts of crude oil, and BP, as majority owner and operator, has accepted responsibility for the clean-up effort. The portfolio did not hold shares of BP or the other named responsible parties. Several companies in the Fund’s equity portfolio (e.g., Baker Hughes and Schlumberger) have significant operations in the affected regions. As always, we are closely monitoring these holdings, but at this time do not believe the events have materially changed these companies’ long-term prospects.

Fixed Income Portfolio

The portfolio continued to feature a significant position (42.1% versus 34.1% for the BCAG) in Agency-guaranteed4 mortgage-backed securities (MBS) and a substantial overweight (50.8% versus 18.2%) in corporate bonds. At the same time, the portfolio maintained a very low (1.7% versus 32.1% for the BCAG) Treasury weighting. In a volatile period for credit spreads generally, we opportunistically added to several Financials sector holdings.

The topic of financial reform has garnered much attention in recent months and the Dodd-Frank Wall Street Reform and Protection Act (Dodd-Frank) was recently signed into law. As of June 30, the portfolio held approximately 21% in securities within the Financials sector, including over 9% in banks. Our investment team has devoted considerable time seeking to understand the potential impact of this legislation on the sector and economy and, importantly, on the Fund’s equity and fixed income holdings. It is our view that many of the new rules—specifically those relating to higher capital levels, less leverage, greater liquidity, and limitations on certain business activities considered “risky”—should have positive implications for bond investors. Certainly, some of these new requirements could result in reduced profitability for banks, but they should also serve to increase transparency and reduce the volatility of bank earnings.

One element of Dodd-Frank establishes a new system for resolution (orderly wind-down) of systemically important non-bank financial companies, including bank holding companies. With the creation of this new process comes a reduced likelihood that large financial institutions would receive government support in a future financial crisis. This could lead to ratings downgrades and greater risks for unsecured creditors of such issuers, representing a potential negative for some of the portfolio’s Financials holdings. However, the combination of the risk-reducing elements of the legislation, the diverse earnings streams of the portfolio’s bank holdings, and the hard lessons learned by many bank management teams from the recent crisis reduce the likelihood that these institutions would get themselves into such a position.

The portfolio’s MBS weighting remained consistent, invested primarily in three areas, all Agency-guaranteed and with coupons of 5.5% or greater: 1) MBS with 15-year terms, 2) seasoned MBS with 30-year terms, and 3) MBS with 30-year terms preselected for particular borrower or loan characteristics. We believe these MBS can continue to benefit from the ongoing challenges within the real estate and mortgage finance industries that have dampened the ability of mortgage borrowers to take advantage of generation-low mortgage rates.

We continued to position the portfolio defensively vis-à-vis interest rate risk as we believe rates will trend higher over the next three to five years. The low starting point for Treasury yields (e.g., 3-month Treasury bills under 0.2% and 10-year notes under 3.0%), the effect of unprecedented fiscal stimulus and very accommodative monetary policy, and the outsized public and private debt extant in the United States are the primary factors behind this belief. One new development in the recent quarter was our use of Treasury futures. After a thorough investment and operational review, we concluded that Treasury futures provide a useful tool for managing interest rate exposure. We reduced the portfolio’s duration by 0.4 years through a short position in 10-year Treasury futures, and the portfolio ended the first half of 2010 with a 3.8-year duration versus 4.3 years for the BCAG. Importantly, we have maintained a nominal yield advantage despite the portfolio’s shorter relative duration, which provides an additional defensive element in the event that interest rates rise from these low levels.

IN CLOSING

Despite the many near-term economic uncertainties, we are optimistic that the U.S. and global economies are still in the early stages of a multi-year business recovery; in particular, growth conditions in the developing world look excellent. This optimism, combined with what we believe are attractive current valuations, leads us to the view that the long-term prospects for equity investing are favorable,

DODGE & COX BALANCED FUND ▪ PAGE 2

and the Fund’s higher-than-benchmark allocation toward equities reflects that view. Given its low nominal yield, we expect the fixed income portfolio’s contribution to the Fund’s total returns to be more modest in the intermediate term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions. For the Board of Trustees,

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

July 23, 2010

[1]

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on the redemption of Fund shares. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. The Fund may, however, invest up to 75% of its total assets in stocks.

[2]	Sector returns as calculated and reported by Barclays Capital.
[3]	We use this example to illustrate our investment process, not to imply that we think it is more attractive than the Fund’s other holdings.
[4]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.

Risks: The Fund is subject to stock market risk, meaning stocks in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

SEMI-ANNUAL PERFORMANCE REVIEW

The Fund underperformed the Combined Index by 2.7 percentage points for the six months ended June 30, 2010. The Fund’s higher allocation to equities detracted from results.

EQUITY PORTFOLIO

▪

Weak returns from holdings in the Health Care sector (down 13% versus down 9% for the S&P 500 sector), combined with a higher average weighting (21% versus 12% for the S&P 500 sector), detracted from results. Boston Scientific (down 36%), Sanofi-Aventis (down 21%), and Pfizer (down 20%) were notably weak.

▪	Returns from holdings in the Consumer Staples sector (down 15% versus down 3% for the S&P 500 sector) hurt results. Walgreen was down 27%.
▪	Weak returns in the Industrials sector (down 6% versus down 1% for the S&P 500 sector) had a negative impact. FedEx was down 16%.
▪	Additional detractors included Hewlett-Packard (down 16%), Motorola (down 16%), Schlumberger (down 14%), and News Corp. (down 12%).
▪

A much higher average weighting in the Consumer Discretionary sector (18% versus 10% for the S&P 500 sector) had a positive impact, as the area declined less than the market. Time Warner Cable (up 28%) and Comcast (up 4%) were strong.

▪	Relative returns from holdings in the Energy sector (down 8% versus down 12% for the S&P 500 sector) helped. Baker Hughes was up 3%.
▪	Returns from holdings in the Telecommunication Services sector (up 6% versus down 8% for the S&P 500 sector) contributed. Sprint Nextel was up 16%.
▪	Additional contributors included Hitachi (up 26% to date of sale), Ericsson (up 22%), SunTrust Banks (up 15%), and Capital One (up 5%).

FIXED INCOME PORTFOLIO

▪	The portfolio’s Corporate sector overweight hampered relative returns given the underperformance of the sector as a whole.
▪

The portfolio’s shorter relative duration positioning (achieved largely through a very low Treasury weighting coupled with a short position in 10-year Treasury futures) detracted from relative returns as Treasuries rallied significantly.

▪

Certain Agency-guaranteed MBS holdings, primarily premium coupon pools, underperformed similar-duration alternatives in light of the buyouts of seriously delinquent loans by Fannie Mae and Freddie Mac.

▪

Numerous individual holdings performed poorly, including Financial sector holdings SLM Corp., GE Capital, Bank of America, and HSBC, as well as Boston Scientific and Lafarge. However, this was offset somewhat by good performance from Cigna, Unum Group, Macy’s, Dillard’s, and AIG bonds.

▪	The portfolio’s nominal yield advantage benefited relative returns.

PAGE 3 ▪ DODGE & COX BALANCED FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2010

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	14.93%	(0.09)%	5.70%	9.12%
Combined Index(a)	12.80	2.04	1.92	7.75
S&P 500	14.42	(0.79)	(1.59)	7.67
Barclays Capital Aggregate Bond Index (BCAG)	9.50	5.54	6.47	7.14

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc. Barclays Capital® is a trademark of Barclays PLC.

(a)

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500), which is a widely recognized, unmanaged index of common stock prices, and 40% of the Barclays Capital Aggregate Bond Index (BCAG), which is a widely recognized, unmanaged index of U.S. dollar-denominated investment grade fixed income securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2010	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$954.60	$2.59
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.15	2.68
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX BALANCED FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$60.37
Total Net Assets (billions)	$13.8
30-Day SEC Yield(a)	2.19%
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/10 to 6/30/10, unannualized)	8%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 24 years, and by the Fixed Income Investment Policy Committee, whose ten members’ average tenure is 15 years.

STOCK PORTFOLIO (70.5%)	Fund
Number of Stocks	80
Median Market Capitalization (billions)	$18
Price-to-Earnings Ratio(b)	10.8x
Foreign Stocks(c)	13.7%

SECTOR DIVERSIFICATION (FIVE LARGEST)
Health Care	15.0%
Information Technology	14.7
Consumer Discretionary	12.3
Financials	11.8
Energy	6.5

TEN LARGEST STOCKS(d)
Hewlett-Packard Co.	3.3%
Capital One Financial Corp.	2.7
Comcast Corp.	2.6
Merck & Co., Inc.	2.6
Wells Fargo & Co.	2.5
Novartis AG (Switzerland)	2.4
Schlumberger, Ltd.	2.4
General Electric Co.	2.1
Time Warner, Inc.	2.0
GlaxoSmithKline PLC (United Kingdom)	1.9

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (28.1%)	Fund
Number of Fixed Income Securities	256
Effective Maturity(e)	7.0 years
Effective Duration(f)	3.8 years

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related(e)	2.0%
Mortgage-Related Securities	11.8
Asset-Backed Securities	0.0
Corporate	14.3

CREDIT QUALITY(g)
U.S. Government & Government Related(e)	12.8%
Aaa	0.0	(h)
Aa	2.2
A	2.7
Baa	6.1
Ba	2.5
B	1.1
Caa	0.7
Ca	0.0
C	0.0

CORPORATE ISSUERS (FIVE LARGEST)(d)
Ford Motor Credit Co.	0.9%
Ally Financial, Inc. (GMAC)	0.7
Burlington Northern Santa Fe Corp.	0.7
Bank of America Corp.	0.7
Xerox Corp.	0.7

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

Data as presented excludes effect of Treasury futures contracts. If the Fund’s exposure to Treasury futures contracts had been included, the effective maturity would be 0.5 years lower, and the relevant sector and credit quality categories would be adjusted down 2.0 percentage points.

(f)	Data presented includes effect of Treasury futures contacts.
(g)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(h)	Rounds to 0.0%.

PAGE 5 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

COMMON STOCKS: 70.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.3%
CONSUMER DURABLES & APPAREL: 1.8%
Panasonic Corp. ADR(b) (Japan)	8,592,228	$107,660,617
Sony Corp. ADR(b) (Japan)	5,065,900	135,158,212

		242,818,829
MEDIA: 8.4%
Comcast Corp., Class A	21,027,374	365,245,486
DIRECTV, Class A(a)	561,802	19,056,324
DISH Network Corp., Class A(a)	1,764,665	32,028,670
Interpublic Group of Companies, Inc.(a)	5,346,800	38,122,684
Liberty Global, Inc., Series A(a)	258,521	6,718,961
Liberty Global, Inc., Series C(a)	382,368	9,937,744
News Corp., Class A	20,477,300	244,908,508
Time Warner Cable, Inc.	3,258,283	169,691,378
Time Warner, Inc.	9,528,466	275,467,952

		1,161,177,707
RETAILING: 2.1%
CarMax, Inc.(a)	2,100,600	41,801,940
Home Depot, Inc.	4,296,692	120,608,145
Liberty Interactive, Series A(a)	8,039,750	84,417,375
Macy’s, Inc.	2,561,266	45,846,661

		292,674,121

		1,696,670,657
CONSUMER STAPLES: 1.2%
FOOD & STAPLES RETAILING: 0.9%
Wal-Mart Stores, Inc.	1,693,600	81,411,352
Walgreen Co.	1,976,199	52,764,513

		134,175,865
FOOD, BEVERAGE & TOBACCO: 0.3%
Diageo PLC ADR(b) (United Kingdom)	650,000	40,781,000

		174,956,865
ENERGY: 6.5%
Baker Hughes, Inc.	3,702,379	153,907,895
Chevron Corp.	2,365,579	160,528,191
Occidental Petroleum Corp.	2,944,600	227,175,890
Royal Dutch Shell PLC ADR(b) (United Kingdom)	480,127	23,180,532
Schlumberger, Ltd.	5,925,121	327,896,196

		892,688,704
FINANCIALS: 11.8%
BANKS: 4.6%
BB&T Corp.	3,116,484	81,994,694
HSBC Holdings PLC ADR(b) (United Kingdom)	1,820,561	82,999,376
SunTrust Banks, Inc.	3,005,596	70,030,387
U.S. Bancorp	2,442,600	54,592,110
Wells Fargo & Co.	13,527,506	346,304,153

		635,920,720

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 5.8%
Bank of New York Mellon Corp.	6,688,700	$165,144,003
Capital One Financial Corp.	9,332,659	376,106,158
Charles Schwab Corp.	4,690,300	66,508,454
Credit Suisse Group AG ADR(b) (Switzerland)	519,200	19,433,656
Goldman Sachs Group, Inc.	400,000	52,508,000
Legg Mason, Inc.	1,519,300	42,585,979
SLM Corp.(a)	7,910,100	82,185,939

		804,472,189
INSURANCE: 1.4%
AEGON NV(a),(b) (Netherlands)	12,985,200	68,561,856
Genworth Financial, Inc., Class A(a)	1,704,200	22,273,894
Loews Corp.	911,708	30,368,993
The Travelers Companies, Inc.	1,407,119	69,300,611

		190,505,354

		1,630,898,263
HEALTH CARE: 15.0%
HEALTH CARE EQUIPMENT & SERVICES: 3.1%
Boston Scientific Corp.(a)	18,638,300	108,102,140
CareFusion Corp.(a)	2,922,050	66,330,535
Covidien PLC(b) (Ireland)	1,468,700	59,012,366
Medtronic, Inc.	1,410,200	51,147,954
UnitedHealth Group, Inc.	135,535	3,849,194
WellPoint, Inc.(a)	2,705,950	132,402,134

		420,844,323
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 11.9%
Amgen, Inc.(a)	4,249,400	223,518,440
GlaxoSmithKline PLC ADR(b) (United Kingdom)	7,914,400	269,168,744
Merck & Co., Inc.	10,186,875	356,235,019
Novartis AG ADR(b) (Switzerland)	6,808,300	328,977,056
Pfizer, Inc.	16,320,517	232,730,572
Sanofi-Aventis ADR(b) (France)	7,790,400	234,179,424

		1,644,809,255

		2,065,653,578
INDUSTRIALS: 5.1%
CAPITAL GOODS: 3.1%
Eaton Corp.	827,000	54,118,880
General Electric Co.	20,084,600	289,619,932
Tyco International, Ltd.(b) (Switzerland)	2,185,434	76,992,840

		420,731,652
COMMERCIAL & PROFESSIONAL SERVICES: 0.5%
Dun & Bradstreet Corp.	32,300	2,167,976
Pitney Bowes, Inc.	3,072,350	67,468,806

		69,636,782

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 1.5%
FedEx Corp.	2,994,554	$209,948,181

		700,316,615
INFORMATION TECHNOLOGY: 14.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.8%
Maxim Integrated Products, Inc.	6,294,000	105,298,620
SOFTWARE & SERVICES: 5.6%
AOL, Inc.(a)	2,093,306	43,519,832
BMC Software, Inc.(a)	2,374,160	82,217,161
Cadence Design Systems, Inc.(a)	9,515,800	55,096,482
Citrix Systems, Inc.(a)	1,086,410	45,879,094
Computer Sciences Corp.	1,654,900	74,884,225
Compuware Corp.(a)	6,789,888	54,183,306
EBay, Inc.(a)	7,299,900	143,151,039
Electronic Arts, Inc.(a)	5,715,680	82,305,792
Symantec Corp.(a)	7,849,400	108,949,672
Synopsys, Inc.(a)	3,915,100	81,708,137

		771,894,740
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.3%
Hewlett-Packard Co.	10,709,212	463,494,695
Molex, Inc.	781,600	14,256,384
Molex, Inc., Class A	2,469,828	38,158,843
Motorola, Inc.(a)	36,043,700	235,004,924
Nokia Corp. ADR(b) (Finland)	6,534,660	53,257,479
Telefonaktiebolaget LM Ericsson ADR(b) (Sweden)	6,072,200	66,915,644
Tyco Electronics, Ltd.(b) (Switzerland)	4,678,500	118,740,330
Xerox Corp.	19,745,150	158,751,006

		1,148,579,305

		2,025,772,665
MATERIALS: 1.6%
Cemex SAB de CV ADR(a),(b) (Mexico)	4,176,414	40,385,923
Domtar Corp.	487,491	23,960,183
Dow Chemical Co.	6,205,359	147,191,116
Vulcan Materials Co.	286,756	12,568,515

		224,105,737
TELECOMMUNICATION SERVICES: 2.3%
Sprint Nextel Corp.(a)	37,874,100	160,586,184
Vodafone Group PLC ADR(b) (United Kingdom)	7,416,698	153,303,148

		313,889,332

TOTAL COMMON STOCKS (Cost $10,688,304,394)		$9,724,952,416

FIXED INCOME SECURITIES: 28.1%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 2.0%
U.S. TREASURY: 0.5%
U.S. Treasury Note
1.25%, 11/30/10	$67,200,000	$67,488,759
GOVERNMENT RELATED: 1.5%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	992,592	1,067,354
California Taxable General Obligation
5.45%, 4/1/15	14,510,000	15,221,570
7.50%, 4/1/34	28,825,000	30,762,040
5.65%, 4/1/39 (mandatory put 4/1/13)	4,960,000	5,201,254
7.55%, 4/1/39	43,350,000	46,516,718
7.30%, 10/1/39	17,000,000	17,698,530
7.625%, 3/1/40	5,500,000	5,942,585
Los Angeles Unified School District Taxable General Obligation 6.758%, 7/1/34	19,000,000	20,827,800
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	1,003,005	1,092,173
Series 97-20F, 7.20%, 6/1/17	1,472,886	1,619,615
Series 97-20I, 6.90%, 9/1/17	1,978,230	2,161,996
Series 98-20D, 6.15%, 4/1/18	2,427,019	2,635,263
Series 98-20I, 6.00%, 9/1/18	1,677,340	1,815,654
Series 99-20F, 6.80%, 6/1/19	1,921,522	2,106,022
Series 00-20D, 7.47%, 4/1/20	5,326,590	5,861,994
Series 00-20E, 8.03%, 5/1/20	2,212,972	2,478,388
Series 00-20G, 7.39%, 7/1/20	3,412,938	3,755,344
Series 00-20I, 7.21%, 9/1/20	2,203,133	2,408,292
Series 01-20E, 6.34%, 5/1/21	6,544,232	7,112,902
Series 01-20G, 6.625%, 7/1/21	5,600,426	6,110,128
Series 03-20J, 4.92%, 10/1/23	13,969,863	14,892,771
Series 07-20F, 5.71%, 6/1/27	9,347,278	10,294,239

		207,582,632

		275,071,391
MORTGAGE-RELATED SECURITIES: 11.8%
FEDERAL AGENCY CMO & REMIC: 2.0%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.214%, 2/15/25	938,394	1,041,031
Trust 1995-2C 3A, 8.793%, 6/15/25	390,171	474,058
Fannie Mae
Trust 2001-T5 A3, 7.50%, 6/19/30	1,131,106	1,284,645
Trust 2002-33 A1, 7.00%, 6/25/32	3,494,905	3,912,518
Trust 2002-86, 6.00%, 8/25/32	12,970,838	13,923,608
Trust 2005-W4 1A2, 6.50%, 8/25/35	19,572,867	21,680,008
Trust 2001-T7 A1, 7.50%, 2/25/41	3,352,080	3,827,211
Trust 2001-T8 A1, 7.50%, 7/25/41	3,703,401	4,224,626
Trust 2001-T4 A1, 7.50%, 7/25/41	3,039,229	3,535,359
Trust 2001-W3 A, 7.00%, 9/25/41	2,829,206	3,238,004
Trust 2001-T10 A2, 7.50%, 12/25/41	3,595,274	4,101,280
Trust 2002-W6 2A1, 7.00%, 6/25/42	3,347,230	3,780,670
Trust 2002-W8 A2, 7.00%, 6/25/42	3,919,182	4,485,474

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2003-W2 1A1, 6.50%, 7/25/42	$6,989,360	$7,976,412
Trust 2003-W2 1A2, 7.00%, 7/25/42	2,939,102	3,352,531
Trust 2003-W4 4A, 7.50%, 10/25/42	4,206,589	4,811,674
Trust 2004-T1 1A2, 6.50%, 1/25/44	6,832,406	7,721,686
Trust 2004-W2 5A, 7.50%, 3/25/44	13,108,749	14,953,703
Trust 2004-W8 3A, 7.50%, 6/25/44	1,891,173	2,145,994
Trust 2009-11 MP, 7.00%, 3/25/49	63,835,961	69,686,885
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	2,507,397	2,658,717
Series 2430 UC, 6.00%, 9/15/16	1,644,748	1,662,499
Series 1078 GZ, 6.50%, 5/15/21	653,785	697,395
Series (GN) 16 PK, 7.00%, 8/25/23	7,683,026	8,444,264
Series T-48 1A4, 5.538%, 7/25/33	53,639,183	58,160,108
Series T-051 1A, 6.50%, 9/25/43	347,888	389,798
Series T-59 1A1, 6.50%, 10/25/43	21,330,203	23,587,280

		275,757,438
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 9.8%
Fannie Mae, 10 Year
6.00%, 1/1/12-4/1/12	4,320,081	4,575,353
Fannie Mae, 15 Year
6.00%, 7/1/16-3/1/22	41,125,603	44,785,080
6.50%, 1/1/13-11/1/18	61,617,537	66,713,817
7.00%, 7/1/11-11/1/18	4,613,762	5,015,255
7.50%, 9/1/15-8/1/17	21,962,861	23,997,686
Fannie Mae, 20 Year
6.50%, 1/1/22-10/1/26	15,115,226	16,561,802
Fannie Mae, 30 Year
5.50%, 5/1/33-8/1/37	250,036,308	269,739,875
6.00%, 9/1/36-1/1/39	277,188,893	303,049,314
6.50%, 12/1/28-11/1/37	190,580,880	209,891,066
7.00%, 4/1/37-8/1/37	59,345,919	65,989,596
Fannie Mae, Hybrid ARM
2.092%, 1/1/35	6,797,622	7,057,381
2.602%, 12/1/34	9,349,293	9,652,913
3.002%, 1/1/35	4,666,621	4,880,558
3.291%, 8/1/35	6,467,075	6,734,788
4.765%, 9/1/34	6,433,990	6,777,993
Fannie Mae, Multifamily DUS
Pool 555728, 4.02%, 8/1/13	315,474	332,377
Pool 555162, 4.826%, 1/1/13	14,059,812	14,980,044
Pool 760762, 4.89%, 4/1/12	15,745,000	16,441,620
Pool 555316, 4.918%, 2/1/13	4,140,842	4,363,813
Pool 735387, 4.921%, 4/1/15	11,534,407	12,595,655
Pool 555148, 4.976%, 1/1/13	3,550,177	3,776,305
Pool 555806, 5.145%, 10/1/13	2,452,297	2,652,552
Pool 461628, 5.32%, 4/1/14	9,709,027	10,620,221
Pool 462086, 5.355%, 11/1/15	19,938,613	22,115,339
Pool 545316, 5.629%, 12/1/11	4,458,219	4,672,481
Pool 545685, 5.876%, 4/1/12	11,215,009	11,609,939
Pool 545387, 5.885%, 1/1/12	5,054,361	5,329,289
Pool 545258, 5.926%, 11/1/11	766,632	797,129

	PAR VALUE	VALUE
Freddie Mac, Hybrid ARM 2.836%, 5/1/34	$8,333,704	$8,771,329
Freddie Mac Gold, 15 Year
6.00%, 10/1/13-10/1/18	19,544,995	21,029,574
6.50%, 7/1/14-3/1/18	26,487,523	28,684,571
7.00%, 4/1/15	59,959	62,597
7.75%, 7/25/21	1,046,134	1,181,273
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	26,132,431	28,761,029
Freddie Mac Gold, 30 Year
6.50%, 9/1/18-4/1/33	34,318,067	38,362,608
7.00%, 11/1/37-9/1/38	58,813,204	65,491,023
7.47%, 3/17/23	279,957	314,097
8.50%, 1/1/23	4,886	5,452
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	2,770,777	3,126,292
7.97%, 4/15/20-1/15/21	1,555,988	1,764,739

		1,353,263,825
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	2,333,349	2,422,793

		1,631,444,056
CORPORATE: 14.3%
FINANCIALS: 5.8%
Ally Financial, Inc. 6.875%, 9/15/11	99,905,000	101,278,694
American International Group, Inc. 8.25%, 8/15/18	28,335,000	28,689,188
Bank of America Corp.
5.30%, 3/15/17	41,040,000	41,323,217
7.625%, 6/1/19	6,000,000	6,873,048
8.00%, 12/15/26(c)	16,960,000	16,451,200
6.625%, 5/23/36(c)	33,500,000	30,630,290
Barclays PLC(b) (United Kingdom) 5.125%, 1/8/20	40,985,000	40,774,491
Boston Properties, Inc.
6.25%, 1/15/13	14,335,000	15,614,126
5.625%, 4/15/15	28,825,000	31,180,839
5.00%, 6/1/15	2,825,000	2,929,412
Capital One Financial Corp. 6.75%, 9/15/17	44,585,000	51,064,984
CIGNA Corp.
8.50%, 5/1/19	7,330,000	9,236,518
7.65%, 3/1/23	9,525,000	11,344,247
7.875%, 5/15/27	12,675,000	15,024,273
8.30%, 1/15/33	8,845,000	10,861,395
6.15%, 11/15/36	5,375,000	5,528,424
Citigroup, Inc.
4.75%, 5/19/15	10,045,000	10,039,676
6.125%, 11/21/17	58,380,000	60,966,818
General Electric Co. 0.474%, 11/1/12	35,640,000	34,724,551

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Health Net, Inc. 6.375%, 6/1/17	$18,250,000	$16,972,500
HSBC Holdings PLC(b) (United Kingdom)
6.50%, 5/2/36	18,955,000	19,659,538
6.50%, 9/15/37	8,940,000	9,253,329
JPMorgan Chase & Co.(c)
8.75%, 9/1/30	27,542,000	32,323,043
5.85%, 8/1/35	5,820,000	5,278,938
SLM Corp. 8.45%, 6/15/18	39,255,000	36,224,946
Travelers Cos., Inc.
5.00%, 3/15/13	9,530,000	10,200,445
6.25%, 6/20/16	9,515,000	11,090,912
Unum Group
7.625%, 3/1/11	8,236,000	8,550,014
6.85%, 11/15/15(d)	9,970,000	10,588,808
7.19%, 2/1/28	8,305,000	7,761,147
7.25%, 3/15/28	11,855,000	12,086,018
6.75%, 12/15/28	11,368,000	11,174,664
WellPoint, Inc.
5.00%, 12/15/14	12,770,000	13,874,286
5.25%, 1/15/16	39,085,000	42,791,626
Wells Fargo & Co. 6.00%, 11/15/17	30,195,000	32,902,676

		805,268,281
INDUSTRIALS: 6.8%
Boston Scientific Corp.
5.45%, 6/15/14	18,940,000	19,416,663
6.25%, 11/15/15	1,055,000	1,093,765
6.40%, 6/15/16	21,405,000	22,461,487
Comcast Corp.
5.85%, 11/15/15	25,895,000	29,268,678
5.90%, 3/15/16	3,110,000	3,504,805
6.30%, 11/15/17	5,865,000	6,695,912
Cox Communications, Inc.
5.45%, 12/15/14	36,920,000	40,751,558
5.50%, 10/1/15	4,705,000	5,135,771
5.875%, 12/1/16(d)	24,570,000	27,314,297
8.375%, 3/1/39(d)	6,255,000	8,502,622
Dillard’s, Inc.
7.85%, 10/1/12	13,680,000	14,056,200
7.13%, 8/1/18	10,586,000	9,950,840
7.875%, 1/1/23	8,660,000	7,707,400
7.75%, 7/15/26	50,000	43,000
7.75%, 5/15/27	540,000	457,650
7.00%, 12/1/28	15,135,000	12,410,700
Dow Chemical Co.
8.55%, 5/15/19	27,420,000	33,565,178
7.375%, 11/1/29	17,755,000	19,656,596
9.40%, 5/15/39	11,890,000	16,536,493

	PAR VALUE	VALUE
Ford Motor Credit Co.(g) 7.375%, 2/1/11	$124,450,000	$126,780,077
HCA, Inc.
7.875%, 2/1/11	7,828,000	7,945,420
6.95%, 5/1/12	48,940,000	50,408,200
6.30%, 10/1/12	8,210,000	8,168,950
6.25%, 2/15/13	18,390,000	18,068,175
6.75%, 7/15/13	4,600,000	4,508,000
Kraft Foods, Inc. 5.375%, 2/10/20	14,100,000	15,108,869
Lafarge SA(b) (France) 6.50%, 7/15/16	32,945,000	34,128,319
Liberty Media Corp.
8.50%, 7/15/29	9,462,000	8,705,040
8.25%, 2/1/30	7,291,000	6,707,720
Macy’s, Inc.
7.45%, 10/15/16	11,410,000	12,009,025
6.65%, 7/15/24	12,600,000	12,096,000
6.90%, 4/1/29	5,235,000	5,038,687
6.90%, 1/15/32	54,699,000	51,964,050
6.70%, 7/15/34	8,190,000	7,760,025
Nordstrom, Inc. 6.25%, 1/15/18	5,510,000	6,271,713
Reed Elsevier PLC(b) (United Kingdom) 8.625%, 1/15/19	22,475,000	28,612,316
Sprint Nextel Corp.
6.00%, 12/1/16	25,000,000	22,437,500
6.875%, 11/15/28	9,855,000	8,179,650
Time Warner Cable, Inc.
8.75%, 2/14/19	20,265,000	25,569,141
8.25%, 4/1/19	21,145,000	26,004,163
Time Warner, Inc.
7.625%, 4/15/31	49,450,000	59,487,064
7.70%, 5/1/32	13,055,000	15,744,774
Xerox Corp.
6.875%, 8/15/11	63,690,000	67,313,133
6.35%, 5/15/18	20,110,000	22,431,378

		929,977,004
TRANSPORTATION: 1.7%
Burlington Northern Santa Fe Corp.(g)
8.251%, 1/15/21	1,160,992	1,440,628
4.967%, 4/1/23	10,622,818	11,923,078
5.72%, 1/15/24	19,390,191	21,182,899
5.629%, 4/1/24	22,889,421	24,882,896
5.342%, 4/1/24	14,943,511	15,979,089
5.996%, 4/1/24	19,779,838	22,580,794
CSX Corp. 9.75%, 6/15/20	5,231,000	7,197,035

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
FedEx Corp.
7.375%, 1/15/14	$8,795,000	$10,273,932
8.00%, 1/15/19	6,965,000	8,845,063
6.72%, 7/15/23	14,300,477	15,780,395
Norfolk Southern Corp.
7.70%, 5/15/17	5,820,000	7,237,880
9.75%, 6/15/20	7,224,000	10,071,397
Union Pacific Corp.
6.33%, 1/2/20	22,510,445	25,318,687
5.866%, 7/2/30	33,875,966	39,080,669
6.176%, 1/2/31	11,572,505	13,153,343

		234,947,785

		1,970,193,070

TOTAL FIXED INCOME SECURITIES (Cost $3,652,246,162)		$3,876,708,517
SHORT-TERM INVESTMENTS: 1.1%
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	41,781,750	41,781,750
REPURCHASE AGREEMENT: 0.8%
Fixed Income Clearing Corporation(f) 0.00%, 7/1/10, maturity value $102,723,000	102,723,000	102,723,000

TOTAL SHORT-TERM INVESTMENTS (Cost $144,504,751)		$144,504,750

TOTAL INVESTMENTS (Cost $14,485,055,307)	99.7%	$13,746,165,683
OTHER ASSETS LESS LIABILITIES	0.3%	45,371,764

NET ASSETS	100.0%	$13,791,537,447

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2010, all such securities in total represented $46,405,727 or 0.3% of net assets.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Fannie Mae 0.00%, 4/25/11. Total collateral value is $104,782,388.
(g)	Subsidiary (see Note below)

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
10 Year U.S. Treasury Note- short position	2,245	Sept 2010	$(275,117,734)	$(3,963,517)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2010
ASSETS:
Investments, at value (cost $14,485,055,307)	$13,746,165,683
Cash held at broker	2,918,500
Receivable for investments sold	16,396,661
Receivable for paydowns on mortgage-backed securities	477,137
Receivable for Fund shares sold	3,484,296
Dividends and interest receivable	70,459,110
Prepaid expenses and other assets	37,544

13,839,938,931

LIABILITIES:
Payable for investments purchased	23,669,979
Payable for Fund shares redeemed	17,755,828
Payable to broker for futures margin variation	35,078
Management fees payable	5,930,563
Accrued expenses	1,010,036

48,401,484

NET ASSETS	$13,791,537,447

NET ASSETS CONSIST OF:
Paid in capital	$16,944,968,653
Undistributed net investment income	7,036,712
Accumulated net realized loss	(2,417,614,777)
Net unrealized depreciation	(742,853,141)

$13,791,537,447

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	228,437,974
Net asset value per share	$60.37

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2010
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,293,999)	$109,643,338
Interest	101,956,788

211,600,126

EXPENSES:
Management fees	37,794,976
Custody and fund accounting fees	126,172
Transfer agent fees	1,518,334
Professional services	73,450
Shareholder reports	405,975
Registration fees	123,077
Trustees’ fees	77,000
Miscellaneous	240,428

40,359,412

NET INVESTMENT INCOME	171,240,714

REALIZED AND UNREALIZED GAIN/ (LOSS):
Net realized gain	67,367,489
Net change in unrealized appreciation/depreciation
Investments	(882,669,586)
Treasury futures contracts	(3,963,517)

Net realized and unrealized loss	(819,265,614)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(648,024,900)

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$171,240,714	$376,765,574
Net realized gain	67,367,489	(2,052,998,779)
Net change in unrealized appreciation/depreciation	(886,633,103)	5,276,540,161

Net increase/(decrease) in net assets from operations	(648,024,900)	3,600,306,956

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(184,210,645)	(390,735,227)
Net realized gain	—	—

Total distributions	(184,210,645)	(390,735,227)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	808,510,889	1,537,912,991
Reinvestment of distributions	174,714,018	371,264,842
Cost of shares redeemed	(1,807,683,007)	(4,346,300,231)

Net decrease from Fund share transactions	(824,458,100)	(2,437,122,398)

Total increase/(decrease) in net assets	(1,656,693,645)	772,449,331

NET ASSETS:
Beginning of period	15,448,231,092	14,675,781,761

End of period (including undistributed net investment income of $7,036,712 and $4,906,786, respectively)	$13,791,537,447	$15,448,231,092

SHARE INFORMATION:
Shares sold	12,330,374	28,435,356
Distributions reinvested	2,705,630	6,779,008
Shares redeemed	(27,848,665)	(80,245,172)

Net decrease in shares outstanding	(12,812,661)	(45,030,808)

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Futures contracts are valued daily at the closing settlement price on the exchange. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

DODGE & COX BALANCED FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward Commitments The Fund may enter into “TBA” (to be announced) commitments to purchase or sell mortgage-related securities in which payment and delivery take place after the customary settlement period. Purchasing securities on a delayed-delivery basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund may dispose of a TBA purchase prior to the settlement date. While a contract is outstanding, the Fund must segregate an equivalent value of liquid assets. The Fund did not have any forward commitments at June 30, 2010.

Treasury Futures Contracts The Fund may enter into Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure or for other purposes.

Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund began trading in short Treasury futures contracts in May 2010 and the current notional balance presented in the Portfolio of Investments is representative of the notional values from May 2010 through period end.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 13 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2010:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$9,724,952,416		$—
Fixed Income Securities
U.S. Treasury	67,488,759		—
Government Related	—		207,582,632
Mortgage-Related Securities	—		1,631,444,056
Corporate	—		1,970,193,070
Money Market Fund	41,781,750		—
Repurchase Agreement	—		102,723,000

Total Securities	$9,834,222,925		$3,911,942,758

Other Financial Instruments
Futures Contracts	(3,963,517	)(c)	—

(a)	At June 30, 2010 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents unrealized depreciation on futures contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, in-kind redemptions, net short-term realized gain/(loss), and paydown loss. During the period, the Fund recognized net realized gain of $94,066,200 from the delivery of appreciated securities in an in-kind redemption transaction. For federal income tax purposes, this gain is not recognized as taxable income to the Fund and therefore will not be distributed to shareholders. At June 30, 2010, the cost of investments for federal income tax purposes was $14,494,261,988.

DODGE & COX BALANCED FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the six months ended June 30, 2010 and for the year ended December 31, 2009 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2010	Year Ended December 31, 2009
Ordinary income	$184,210,645	$390,735,227
	($0.800 per share)	($1.510 per share)

Long-term capital gain	—	—

At June 30, 2010, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,436,306,303
Unrealized depreciation	(2,184,402,608)

Net unrealized depreciation	(748,096,305)
Undistributed ordinary income	7,036,712
Accumulated capital loss (a)	(101,547,775)
Capital Loss carryforward(b)	(2,310,823,838)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2010 to June 30, 2010.
(b)	Represents accumulated capital loss as of December 31, 2009 which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2016	$32,015,139
Expiring in 2017	2,278,808,699

$2,310,823,838

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a $200 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund pays a commitment fee on its pro-rata portion of the line of credit, which amounted to $19,296 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2010, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $881,628,736 and $1,540,826,731, respectively. For the year ended June 30, 2010, purchases and sales of U.S. government securities aggregated $454,951,398 and $529,380,251, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2010 and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 15 ▪ DODGE & COX BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2010(a)		2009	2008	2007	2006	2005

Net asset value, beginning of period	$64.03		$51.26	$81.00	$87.08	$81.34	$79.35
Income from investment operations:
Net investment income	0.74		1.46	1.99	2.35	2.21	1.84
Net realized and unrealized gain/(loss)	(3.60)		12.82	(28.44)	(0.78)	8.93	3.31

Total from investment operations	(2.86)		14.28	(26.45)	1.57	11.14	5.15

Distributions to shareholders from:
Net investment income	(0.80)		(1.51)	(1.95)	(2.37)	(2.20)	(1.84)
Net realized gain	—		—	(1.34)	(5.28)	(3.20)	(1.32)

Total distributions	(0.80)		(1.51)	(3.29)	(7.65)	(5.40)	(3.16)

Net asset value, end of period	$60.37		$64.03	$51.26	$81.00	$87.08	$81.34

Total return	(4.54)%		28.37%	(33.57)%	1.74%	13.84%	6.59%
Ratios/supplemental data:
Net assets, end of period (millions)	$13,792		$15,448	$14,676	$26,932	$27,458	$23,611
Ratio of expenses to average net assets	0.53	%(b)	0.53%	0.53%	0.53%	0.52%	0.53%
Ratio of net investment income to average net assets	2.27	%(b)	2.61%	2.85%	2.59%	2.52%	2.15%
Portfolio turnover rate	8%		19%	27%	27%	20%	18%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX BALANCED FUND ▪ PAGE 16

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

PAGE 17 ▪ DODGE & COX BALANCED FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX BALANCED FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (66)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (2005-2010), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (58)	President and Trustee (Trustee since 2005)	Chief Executive Officer (since 2010), President (since 2005), and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (48)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (52)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (50)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (53)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007); Fund Administrative and Accounting Senior Manager (2004-2007)	—
Thomas M. Mistele (56)	Secretary (Officer since 2000)	Chief Operating Officer, Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Katherine M. Primas (35)	Chief Compliance Officer (Officer since 2010)	Chief Compliance Officer of Dodge & Cox (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (2004-2008)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (70)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (68)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Director, Metavante Technologies, Inc. (software) (2007 to 2009); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (60)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (63)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (70)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2010, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/10 IF SAR       Printed on recycled paper

2010

Semi-Annual Report

June 30, 2010

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 2.0% for the second quarter of 2010, compared to a total return of 3.5% for the Barclays Capital U.S. Aggregate Bond Index (BCAG). For the first six months of 2010 the Fund had a total return of 4.3%, compared to 5.3% for the BCAG. Please see the Fund’s longer-term performance results on page three. At quarter end, the Fund had net assets of $21.9 billion with a cash position of 1.9%.

MARKET COMMENTARY

Volatility spiked in U.S. bond markets during the first six months of 2010, fueled by the uncertain impact of financial reform legislation and the European fiscal crisis. The U.S. economy continued its recovery, though mixed economic data in the second quarter cast some doubt on its momentum. Specifically, the U.S. manufacturing and service sectors continued to expand and interest rates remained low, but reports of weak U.S. housing market activity, tepid labor market growth, and slower consumer spending reduced investor expectations for both U.S. GDP growth and inflation.

As a result, U.S. Treasury rates declined significantly over the first half of 2010 and the sector 1 returned a strong 5.9%. Other major U.S. bond market sectors likewise posted solid absolute returns. Investment-grade corporate bonds produced a 5.8% return but underperformed duration-matched Treasuries; after declining early in the year, corporate bond yield premiums rose in the second quarter amidst the more uncertain environment. Financials meaningfully underperformed Industrials and Utilities for the period. Nevertheless, corporate profitability remained strong and balance sheets continued to strengthen. Agency-guaranteed2 mortgage-backed securities (MBS) returned 4.5%, slightly outperforming similar-duration Treasuries despite the negative impact of prepayments related to the buyouts of seriously delinquent loans by Fannie Mae and Freddie Mac. Other than these buyouts, the prepayment environment was relatively benign despite mortgage rates at historic lows and MBS dollar prices at all-time highs.

INVESTMENT STRATEGY

There were no major changes to the Fund’s portfolio structure during the first half of 2010. As of June 30, the Fund featured a significant position (42.4% versus 34.1% for the BCAG) in Agency MBS and a substantial overweight (46.1% compared to 18.2% for the BCAG) in corporate bonds, as well as a 3.5% position in taxable municipal securities (primarily Build America bonds). At the same time, the Fund maintained a very low (3.5% compared to 32.1% for the BCAG) Treasury weighting. As always, we build the Fund’s sector weightings based on our analysis of individual investment opportunities within—and between—sectors. In a volatile period for credit risk premiums, we opportunistically added to several Financials sector holdings, including Bank of America, Barclays (a new position in 2010), Citigroup, GE Capital, and JPMorgan Chase.

The topic of financial reform has garnered much attention in recent months and the Dodd-Frank Wall Street Reform and Protection Act (Dodd-Frank) was recently signed into law. As of June 30, the Fund held approximately 18% in securities within the Financials sector, including nearly 9% in banks. Our investment team has devoted considerable time seeking to understand the potential impact of this legislation on the sector and economy and, importantly, on the Fund’s holdings. It is our view that many of the new rules—specifically those relating to higher capital levels, less leverage, greater liquidity, enhanced disclosure, and limitations on certain “non-core” business activities—should have positive implications for bond investors. Certainly, some of these new requirements could result in reduced profitability for banks; but, they should also serve to increase transparency, reduce earnings volatility, and strengthen their ability to withstand a business downturn.

One element of Dodd-Frank establishes a new system for resolution (orderly wind-down) of systemically important non-bank financial companies, including bank holding companies. With the creation of this new process comes a reduced likelihood that large financial institutions would receive government support in a future financial crisis. This could lead to ratings downgrades and greater risks for unsecured creditors of such issuers, representing a potential negative for some of the Fund’s Financials holdings. However, the combination of the risk-reducing elements of the legislation, the diverse earnings streams of the Fund’s bank holdings, and the hard lessons learned by many bank management teams from the recent crisis reduce the likelihood that these institutions would get themselves into such a position.

PAGE 1 ▪ DODGE & COX INCOME FUND

During the period the Fund’s MBS weighting remained relatively consistent, invested primarily in three areas, all Agency-guaranteed and with coupons of 5.5% or greater: 1) MBS with 15-year terms, 2) seasoned MBS with 30-year terms, and 3) MBS with 30-year terms pre-selected for particular borrower or loan characteristics. We believe these MBS can continue to benefit from the ongoing challenges within the real estate and mortgage finance industries. The combination of vastly reduced home equity, significantly tighter mortgage underwriting standards, reduced competition among mortgage originators, and higher fees have dampened the ability of mortgage borrowers to take advantage of generation-low mortgage rates. This has been true for all MBS, but particularly in the case of the third area of the Fund’s MBS holdings, MBS backed by loans with specific characteristics (low borrower FICO, low-to-no home equity, past delinquency, etc.). While the market has gradually incorporated some of these unique factors into valuations, we believe that these security types remain undervalued and the Fund’s MBS offer attractive relative return potential and adequate yield compensation for the risks assumed.

We continued to position the Fund defensively vis-à-vis interest rate risk, with a shorter relative duration3 (3.8 years versus 4.3 years for the BCAG). One new development in the recent quarter was our use of Treasury futures to incrementally reduce the Fund’s duration position. After a thorough investment and operational review, we concluded that Treasury futures provide a useful tool for managing interest rate exposure and Fund flows. This tool is particularly helpful in the current environment, as it allows us to maintain positions in attractive (but long-duration) corporate bond holdings while keeping the Fund’s overall interest rate risk relatively low. We reduced the Fund’s duration by 0.2 years through a short position in 10-year Treasury futures. However, a significant move lower in rates is a risk, as this position means the Fund would participate less in the price increases associated with such a move than it otherwise would.

We believe U.S. Treasury rates are likely to trend higher over the next three to five years, given the low starting point (e.g., 3-month Treasury bills under 0.2% and 10-year notes under 3.0%), the effect of unprecedented fiscal stimulus and very accommodative monetary policy, and the outsized public and private debt extant in the United States. Importantly, we have maintained a nominal yield advantage despite the Fund’s shorter relative duration, which provides an additional defensive element in the event that interest rates rise from these low levels.

IN CLOSING

We continue to seek attractive long-term investment opportunities primarily within the higher-yielding corporate, government-related, and Agency MBS sectors of the bond market. As always, we utilize our in-depth fundamental research to identify attractive investment opportunities that provide ample yield compensation for the risks assumed. By focusing on these sectors (thereby maintaining a nominal yield advantage of 0.9%) and positioning the Fund defensively vis-à-vis interest rate risk, we believe the Fund may provide reasonable total returns over longer periods of time. However, given the Fund’s low nominal yield of 3.8%, total return prospects for the intermediate term are modest, at best.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Senior Vice President

July 23, 2010

[1]	Sector returns as calculated and reported by Barclays Capital.
[2]	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The guarantee does not eliminate market risk.
[3]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk, credit risk, and prepayment risk, all of which could have adverse effects on the value of the Fund. Please read the prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX INCOME FUND ▪ PAGE 2

SEMI-ANNUAL PERFORMANCE REVIEW

The Fund underperformed the BCAG by 1.0 percentage point for the six months ended June 30, 2010, primarily the result of the strong relative performance of Treasuries versus corporates and Agency MBS. The Fund continued to have significant weightings in both corporate bonds and Agency-guaranteed MBS, and a correspondingly low Treasury sector weighting.

Key Detractors from Relative Results

▪	The Fund’s overweight to corporate bonds hampered relative returns given the underperformance of the sector as a whole.
▪

The Fund’s shorter relative duration positioning (achieved largely through holding very few–and very short duration–Treasuries coupled with a short position in 10-year Treasury futures), detracted from relative returns as Treasuries rallied significantly.

▪	Certain Agency-guaranteed MBS holdings, primarily premium coupon pools, underperformed similar-duration alternatives in light of the buyouts of seriously delinquent loans.
▪	Several financial sector holdings performed poorly, including SLM Corp., Bank of America, and HSBC, as well as Boston Scientific and Lafarge.

Key Contributors to Relative Results

▪	The Fund’s nominal yield advantage benefited relative returns.
▪	Many corporate bond holdings performed well, including insurers Cigna, WellPoint, and Unum Group, retailers Macy’s and Dillard’s, and AIG.
▪	The Fund’s taxable municipal holdings posted solid returns.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2000

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2010

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	12.31%	5.94%	6.89%	7.55%
Barclays Capital Aggregate Bond Index (BCAG)	9.50	5.54	6.47	7.14

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. The Barclays Capital Aggregate Bond Index is a widely-recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Barclays Capital® is a trademark of Barclays PLC.

PAGE 3 ▪ DODGE & COX INCOME FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2010	Beginning Account Value 1/1/2010	Ending Account Value 6/30/2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,042.80	$2.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.64	2.18
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2010

GENERAL INFORMATION
Net Asset Value Per Share	$13.19
Total Net Assets (billions)	$21.9
30-Day SEC Yield(a)	3.96%
Expense Ratio	0.43%
Portfolio Turnover Rate (1/1/10 to 6/30/10, unannualized)	14%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose ten members’ average tenure at Dodge & Cox is 15 years.

PORTFOLIO CHARACTERISTICS	Fund	BCAG
Number of Fixed Income Securities	588	8,211
Effective Maturity (years)(d)	6.6	6.5
Effective Duration (years)(e)	3.8	4.3

FIVE LARGEST CORPORATE ISSUERS(b)	Fund
Ford Motor Credit Co.	2.8%
Bank of America Corp.	2.6
Ally Financial, Inc. (GMAC)	2.4
HCA, Inc.	2.1
Xerox Corp.	2.1

CREDIT QUALITY(c)	Fund	BCAG
U.S. Government & Government Related(d)	47.5%	73.9%
Aaa	1.0	4.6
Aa	4.5	4.2
A	14.1	9.4
Baa	18.3	7.9
Ba	7.6	0.0
B	3.0	0.0
Caa	2.1	0.0
Ca	0.0	0.0
C	0.0	0.0
Cash Equivalents	1.9	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	BCAG
U.S. Treasury & Government Related(d)	8.6%	39.9%
Mortgage-Related Securities	42.4	34.1
Asset-Backed Securities/CMBS(f)	1.0	3.3
Corporate	46.1	18.2
Non-Corporate Yankee	0.0	4.5
Cash Equivalents	1.9	0.0

MATURITY DIVERSIFICATION	Fund	BCAG
0-1 Years to Maturity	7.5%	0.0%
1-5	52.7	59.0
5-10(d)	27.5	30.3
10-15	1.0	1.7
15-20	1.8	1.9
20-25	5.0	1.5
25 and Over	4.5	5.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(c)

The Fund’s credit quality distribution is calculated using ratings from Moody’s Investor Services. If no Moody’s rating is available, the lower of the Standard & Poor’s or Fitch rating is used. The BCAG’s credit quality ratings are from Barclays Capital and reference Moody’s, Standard & Poor’s, and Fitch ratings. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(d)

Data as presented excludes effects of Treasury futures contracts. If the Fund’s exposure to Treasury futures contracts had been included, the effective maturity would be 0.2 years lower, and the relevant sector, credit quality, and maturity categories would be adjusted down 3.1 percentage points.

(e)	Data presented includes effect of Treasury futures contracts.
(f)	CMBS refers to commercial mortgage-backed securities, which are a component of the BCAG but not currently held by the Fund.

PAGE 5 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

FIXED INCOME SECURITIES: 98.1%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 8.6%
U.S. TREASURY: 3.5%
U.S. Treasury Note
2.00%, 9/30/10	$150,000,000	$150,667,950
1.25%, 11/30/10	150,000,000	150,644,550
0.875%, 1/31/11	150,200,000	150,739,819
0.875%, 2/28/11	150,000,000	150,580,050
0.875%, 5/31/11	150,290,000	151,006,282

		753,638,651
GOVERNMENT RELATED: 5.1%
California Taxable General Obligation
5.25%, 4/1/14	35,700,000	37,270,086
6.20%, 3/1/19	6,435,000	6,712,348
6.20%, 10/1/19	20,285,000	21,205,330
7.50%, 4/1/34	120,335,000	128,421,512
5.65%, 4/1/39 (mandatory put 4/1/13)	18,710,000	19,620,054
7.55%, 4/1/39	248,053,000	266,173,272
7.30%, 10/1/39	105,975,000	110,329,513
7.625%, 3/1/40	55,395,000	59,852,636
Los Angeles Unified School District Taxable General Obligation 6.758%, 7/1/34	103,660,000	113,632,092
Small Business Administration — 504 Program
Series 91-20K, 8.25%, 11/1/11	56,685	58,896
Series 92-20B, 8.10%, 2/1/12	113,467	115,840
Series 92-20C, 8.20%, 3/1/12	183,172	187,809
Series 92-20D, 8.20%, 4/1/12	46,902	48,269
Series 92-20G, 7.60%, 7/1/12	382,397	388,222
Series 92-20H, 7.40%, 8/1/12	232,193	237,382
Series 92-20I, 7.05%, 9/1/12	220,133	225,716
Series 92-20J, 7.00%, 10/1/12	322,511	331,632
Series 92-20K, 7.55%, 11/1/12	404,295	417,440
Series 92-20L, 7.45%, 12/1/12	153,392	158,791
Series 93-20B, 7.00%, 2/1/13	286,360	293,176
Series 93-20C, 6.50%, 3/1/13	1,097,787	1,126,551
Series 93-20D, 6.75%, 4/1/13	200,142	206,023
Series 93-20E, 6.55%, 5/1/13	1,208,250	1,246,227
Series 93-20F, 6.65%, 6/1/13	469,250	485,275
Series 93-20L, 6.30%, 12/1/13	673,681	697,993
Series 94-20A, 6.50%, 1/1/14	815,835	833,759
Series 94-20D, 7.70%, 4/1/14	214,679	222,370
Series 94-20E, 7.75%, 5/1/14	888,163	936,093
Series 94-20F, 7.60%, 6/1/14	429,929	448,864
Series 94-20G, 8.00%, 7/1/14	395,314	426,136
Series 94-20H, 7.95%, 8/1/14	308,351	318,719
Series 94-20I, 7.85%, 9/1/14	304,087	315,772
Series 94-20K, 8.65%, 11/1/14	322,298	333,461
Series 94-20L, 8.40%, 12/1/14	243,277	255,380
Series 95-20A, 8.50%, 1/1/15	101,163	105,050
Series 95-20C, 8.10%, 3/1/15	246,005	258,574

	PAR VALUE	VALUE
Series 97-20E, 7.30%, 5/1/17	$567,611	$623,474
Series 97-20H, 6.80%, 8/1/17	40,098	43,691
Series 97-20J, 6.55%, 10/1/17	872,919	951,619
Series 98-20B, 6.15%, 2/1/18	35,537	38,505
Series 98-20C, 6.35%, 3/1/18	3,825,248	4,160,490
Series 98-20H, 6.15%, 8/1/18	1,337,518	1,449,782
Series 98-20L, 5.80%, 12/1/18	930,783	1,000,702
Series 99-20C, 6.30%, 3/1/19	1,059,862	1,148,332
Series 99-20E, 6.30%, 5/1/19	22,311	24,488
Series 99-20G, 7.00%, 7/1/19	2,452,714	2,682,402
Series 99-20I, 7.30%, 9/1/19	662,111	728,059
Series 00-20G, 7.39%, 7/1/20	36,206	39,839
Series 01-20G, 6.625%, 7/1/21	6,753,197	7,367,814
Series 01-20L, 5.78%, 12/1/21	16,753,922	18,237,770
Series 02-20A, 6.14%, 1/1/22	119,974	130,228
Series 02-20L, 5.10%, 12/1/22	4,549,981	4,859,322
Series 04-20L, 4.87%, 12/1/24	5,235,920	5,677,963
Series 05-20B, 4.625%, 2/1/25	7,475,133	7,933,978
Series 05-20E, 4.84%, 5/1/25	14,408,684	15,394,228
Series 05-20G, 4.75%, 7/1/25	13,838,527	14,806,459
Series 05-20H, 5.11%, 8/1/25	167,723	180,822
Series 05-20I, 4.76%, 9/1/25	14,679,426	15,666,149
Series 06-20A, 5.21%, 1/1/26	15,884,789	17,055,919
Series 06-20B, 5.35%, 2/1/26	4,781,369	5,200,164
Series 06-20C, 5.57%, 3/1/26	22,624,772	24,877,320
Series 06-20G, 6.07%, 7/1/26	40,171,744	44,413,880
Series 06-20J, 5.37%, 10/1/26	13,365,866	14,589,830
Series 06-20L, 5.12%, 12/1/26	10,167,387	11,016,193
Series 07-20A, 5.32%, 1/1/27	21,652,376	23,628,034
Series 07-20C, 5.23%, 3/1/27	33,356,644	36,193,437
Series 07-20D, 5.32%, 4/1/27	33,911,468	37,043,874
Series 07-20G, 5.82%, 7/1/27	24,097,819	26,765,225

		1,117,826,255

		1,871,464,906
MORTGAGE-RELATED SECURITIES: 42.4%
FEDERAL AGENCY CMO & REMIC: 1.7%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	284,613	349,173
Trust 1997-2Z, 7.50%, 6/15/27	21,654,606	25,166,442
Trust 1998-1 1A, 8.184%, 3/15/28	738,303	822,054
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	1,696,851	1,875,974
Trust 1998-58 PC, 6.50%, 10/25/28	9,685,174	10,686,883
Trust 2001 T-5 A2, 7.00%, 2/19/30	87,397	98,102
Trust 2001-69 PQ, 6.00%, 12/25/31	13,386,944	14,709,849
Trust 2002-33 A1, 7.00%, 6/25/32	4,185,182	4,685,278
Trust 2008-24 GD, 6.50%, 3/25/37	20,482,613	22,226,835
Trust 2001-T3 A1, 7.50%, 11/25/40	159,043	181,428
Trust 2001-T7 A1, 7.50%, 2/25/41	47,887	54,674
Trust 2001-T4 A1, 7.50%, 7/25/41	3,509,472	4,082,365
Trust 2001-T10 A1, 7.00%, 12/25/41	5,624,746	6,296,859
Trust 2002-T12 A3, 7.50%, 5/25/42	85,448	98,414

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2002-90 A1, 6.50%, 6/25/42	$7,515,646	$8,324,752
Trust 2002-W6 2A1, 7.00%, 6/25/42	5,975,073	6,748,799
Trust 2002-W8 A2, 7.00%, 6/25/42	3,151,653	3,607,043
Trust 2003-W2 1A2, 7.00%, 7/25/42	18,999,289	21,671,824
Trust 2003-W4 3A, 7.00%, 10/25/42	5,888,182	6,768,420
Trust 2003-07 A1, 6.50%, 12/25/42	7,505,254	8,313,241
Trust 2003-W1 1A1, 6.50%, 12/25/42	12,009,683	13,302,600
Trust 2003-W1 2A, 7.50%, 12/25/42	5,492,591	6,375,482
Trust 2004-T1 1A2, 6.50%, 1/25/44	117,141	132,388
Trust 2004-W2 5A, 7.50%, 3/25/44	21,334,666	24,337,354
Trust 2004-W8 3A, 7.50%, 6/25/44	13,728,654	15,578,483
Trust 2005-W1 1A3, 7.00%, 10/25/44	13,581,081	15,136,009
Trust 2001-79 BA, 7.00%, 3/25/45	1,611,335	1,803,876
Trust 2006-W1 1A1, 6.50%, 12/25/45	1,669,396	1,849,117
Trust 2006-W1 1A2, 7.00%, 12/25/45	11,278,990	12,570,347
Trust 2006-W1 1A3, 7.50%, 12/25/45	176,937	201,840
Trust 2006-W1 1A4, 8.00%, 12/25/45	12,819,557	14,447,540
Trust 2007-W10 1A, 6.167%, 8/25/47	67,534,686	73,648,682
Trust 2007-W10 2A, 6.153%, 8/25/47	18,509,344	20,597,429
Freddie Mac
Series 2632 NH, 3.50%, 6/15/13	128,928	130,247
Series 3312 AB, 6.50%, 6/15/32	19,110,231	20,742,862
Series T-48 1A, 6.824%, 7/25/33	5,460,968	6,124,355

		373,747,020
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 40.7%
Fannie Mae, 07 Year Balloon 3.50%, 7/1/10	907	909
Fannie Mae, 10 Year 6.00%, 11/1/16	8,403,543	9,137,018
Fannie Mae, 15 Year
5.50%, 9/1/14-1/1/24	334,362,047	362,468,898
6.00%, 7/1/16-3/1/23	621,996,147	677,711,980
6.50%, 11/1/12-12/1/19	86,366,372	94,010,749
7.00%, 12/1/10-11/1/17	159,326	170,852
7.50%, 11/1/14-8/1/17	7,571,718	8,264,086
8.00%, 2/1/13	2,872	3,038
Fannie Mae, 20 Year
6.00%, 2/1/28	35,225,647	38,439,566
6.50%, 4/1/19-10/1/24	33,904,540	37,493,630
Fannie Mae, 30 Year
5.50%, 2/1/33-8/1/37	1,054,551,019	1,137,992,370
6.00%, 11/1/28-9/14/40(g)	2,384,195,807	2,597,528,379
6.50%, 12/1/32-12/1/38	900,439,849	987,367,103
7.00%, 4/1/32-12/1/37	717,784,744	798,195,887
8.00%, 11/1/11-1/1/12	42,368	44,046
Fannie Mae, Hybrid ARM
2.238%, 4/1/35	14,211,458	14,715,769
2.498%, 9/1/34	9,376,206	9,670,354
2.629%, 6/1/35	5,270,004	5,455,021
2.638%, 8/1/34	2,536,181	2,628,928
2.798%, 10/1/34	12,708,252	13,022,981
2.804%, 7/1/35	6,920,026	7,167,419

	PAR VALUE	VALUE
3.021%, 12/1/36	$12,568,294	$13,121,932
3.235%, 11/1/36	9,730,824	10,088,600
3.385%, 7/1/35	9,409,175	9,746,989
3.517%, 10/1/33	8,995,388	9,306,083
3.63%, 7/1/35	8,437,376	8,749,628
3.721%, 1/1/36	15,575,680	16,196,054
3.914%, 7/1/34	9,143,084	9,417,212
4.224%, 1/1/35	10,790,637	11,199,991
4.464%, 8/1/34-1/1/36	26,894,713	28,054,457
4.49%, 1/1/35	6,692,727	6,954,629
4.602%, 8/1/35	11,120,008	11,554,971
4.704%, 10/1/35	13,948,904	14,538,321
4.749%, 8/1/35	30,385,259	31,642,607
4.853%, 12/1/35	10,845,842	11,326,302
4.932%, 10/1/35	9,692,882	10,090,765
5.007%, 9/1/35	11,259,753	11,708,281
5.085%, 7/1/35	10,261,943	10,864,990
5.196%, 1/1/37	15,674,920	16,464,697
5.262%, 11/1/35	8,648,745	9,023,452
Fannie Mae, Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,590,000	14,747,616
Pool 555162, 4.826%, 1/1/13	14,148,884	15,074,946
Pool 555191, 4.856%, 2/1/13	13,980,081	14,921,405
Pool 555317, 4.862%, 4/1/13	27,057	28,914
Pool 555806, 5.145%, 10/1/13	90,217	97,584
Pool 545892, 5.235%, 10/1/12	41,871,171	44,643,956
Pool 462084, 5.275%, 11/1/15	59,787	65,764
Pool 888559, 5.424%, 6/1/17	36,272,239	39,989,256
Pool 888381, 5.506%, 4/1/17	87,674	97,823
Pool 888015, 5.546%, 11/1/16	47,430,737	52,801,897
Pool 555172, 5.678%, 12/1/12	2,448,162	2,589,876
Pool 545987, 5.835%, 9/1/12	18,389,134	19,793,079
Pool 545685, 5.876%, 4/1/12	10,934,371	11,319,419
Pool 545210, 5.912%, 10/1/11	158,848	164,531
Pool 545258, 5.926%, 11/1/11	40,349	41,954
Pool 545708, 6.047%, 5/1/12	1,817,785	1,910,892
Pool 545547, 6.078%, 3/1/12	11,312,573	11,963,577
Pool 545527, 6.112%, 2/1/12	8,354,140	8,863,605
Pool 545209, 6.13%, 10/1/11	22,928,657	23,948,244
Pool 545059, 6.224%, 5/1/11	21,481,378	21,936,771
Pool 545179, 6.253%, 9/1/11	16,173,350	16,727,807
Pool 535621, 7.087%, 12/1/10	11,957	12,061
Freddie Mac, 30 Year 6.50%, 10/1/37	380,432	417,726
Freddie Mac, Hybrid ARM
2.50%, 4/1/35	4,070,587	4,195,729
2.846%, 1/1/35	8,527,416	8,897,590
2.874%, 3/1/35	5,068,487	5,302,820
3.31%, 8/1/35	6,986,868	7,317,493
3.318%, 4/1/36	16,220,704	16,867,723
3.41%, 9/1/33	30,227,380	31,351,152
3.517%, 8/1/34	4,680,600	4,832,244

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
4.341%, 9/1/35	$17,572,464	$18,122,919
4.572%, 1/1/36	12,472,523	13,013,521
4.74%, 8/1/35	9,357,246	9,748,353
4.774%, 2/1/34-10/1/35	36,905,741	38,558,446
4.819%, 2/1/35	5,693,146	5,964,952
5.119%, 1/1/36	34,266,838	35,532,699
5.163%, 5/1/37	16,257,525	17,104,905
5.305%, 1/1/37	14,822,810	15,618,387
5.321%, 7/1/37	41,908,268	44,327,086
5.44%, 3/1/37	21,423,125	22,696,369
5.491%, 4/1/37	34,263,603	36,438,433
5.794%, 8/1/36	11,289,840	11,885,453
5.875%, 1/1/36	7,321,735	7,526,958
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	3,955,930	4,301,919
Freddie Mac Gold, 15 Year
5.50%, 11/1/13-10/1/20	81,653,842	88,508,238
6.00%, 4/1/13-11/1/23	199,617,569	217,196,531
6.50%, 2/1/11-9/1/18	29,991,572	32,560,160
7.00%, 12/1/11-3/1/12	118,415	120,013
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	39,540,217	42,868,891
6.00%, 7/1/25-12/1/27	211,071,658	230,796,902
6.50%, 7/1/21-10/1/26	21,894,538	24,119,345
Freddie Mac Gold, 30 Year
5.50%, 3/1/34-7/1/35	163,510,643	176,533,161
6.00%, 2/1/33-6/1/38	52,685,031	57,566,749
6.50%, 5/1/17-10/1/38	246,723,156	270,878,044
7.00%, 4/1/31-11/1/38	36,541,205	40,944,996
7.90%, 2/17/21	1,596,194	1,795,275
Ginnie Mae, 30 Year
7.00%, 5/15/28	1,261,380	1,423,786
7.50%, 9/15/17-5/15/25	4,362,596	4,917,219
7.80%, 6/15/20-1/15/21	1,175,042	1,326,140
8.00%, 9/15/20	24,591	27,006

		8,904,885,254
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(f)
GSMPS Mortgage Loan Trust(b) Series 2004-4 1A4, 8.50%, 6/25/34	9,156,291	9,068,821

		9,287,701,095
ASSET-BACKED SECURITIES: 1.0%
STUDENT LOAN: 1.0%
SLM Student Loan Trust
Series 2008-3 A1, 0.816%, 1/25/14	6,243,416	6,257,360
Series 2007-8 A1, 0.546%, 7/27/15	2,334,630	2,335,180
Series 2006-8 A2, 0.316%, 10/25/16	7,081,973	7,076,019
Series 2005-2 A4, 0.396%, 4/25/17	17,717,902	17,655,682
Series 2007-2 A2, 0.316%, 7/25/17	130,836,138	129,738,659
Series 2007-3 A2, 0.326%, 10/25/17	10,000,000	9,933,408
Series 2006-3A 4, 0.396%, 7/25/19	56,000,000	55,646,282

		228,642,590

	PAR VALUE	VALUE
CORPORATE: 46.1%
FINANCIALS: 18.2%
Ally Financial, Inc.
6.875%, 9/15/11	$466,022,000	$472,429,802
6.875%, 8/28/12	36,995,000	37,087,487
8.00%, 11/1/31	31,191,000	28,773,698
American International Group, Inc. 8.25%, 8/15/18	79,025,000	80,012,812
Bank of America Corp.
7.375%, 5/15/14	74,285,000	83,255,731
5.30%, 3/15/17	105,000,000	105,724,605
7.625%, 6/1/19	175,621,000	201,175,260
5.625%, 7/1/20	80,990,000	81,633,304
8.00%, 12/15/26(a)	15,070,000	14,617,900
5.625%, 3/8/35(a)	21,450,000	18,071,775
6.625%, 5/23/36(a)	64,470,000	58,947,306
Barclays PLC(c) (United Kingdom) 5.125%, 1/8/20	212,730,000	211,615,486
Boston Properties, Inc.
6.25%, 1/15/13	74,693,000	81,357,931
5.625%, 4/15/15	35,485,000	38,385,154
5.00%, 6/1/15	17,569,000	18,218,350
5.875%, 10/15/19	35,260,000	37,723,440
5.625%, 11/15/20	53,115,000	55,562,486
2.875%, 2/15/37	27,300,000	26,924,625
Capital One Financial Corp.
7.375%, 5/23/14	44,855,000	51,289,719
6.75%, 9/15/17	167,893,000	192,294,569
CIGNA Corp.
7.00%, 1/15/11	13,710,000	14,096,279
6.375%, 10/15/11	28,790,000	30,458,381
8.50%, 5/1/19	62,510,000	78,768,726
7.65%, 3/1/23	3,697,000	4,403,116
7.875%, 5/15/27	27,840,000	33,000,060
8.30%, 1/15/33	7,750,000	9,516,768
6.15%, 11/15/36	59,100,000	60,786,950
Citigroup, Inc.
4.75%, 5/19/15	41,700,000	41,677,899
6.125%, 11/21/17	167,868,000	175,306,231
2.136%, 5/15/18	161,415,000	151,202,596
General Electric Co.
5.90%, 5/13/14	29,340,000	32,385,961
5.50%, 1/8/20	134,105,000	141,716,129
Health Net, Inc. 6.375%, 6/1/17	53,275,000	49,545,750
HSBC Holdings PLC(c) (United Kingdom)
9.30%, 6/1/21	100,000	125,122
6.50%, 5/2/36	73,940,000	76,688,276
6.50%, 9/15/37	91,616,000	94,826,958

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
JPMorgan Chase & Co.
4.95%, 3/25/20	$46,340,000	$48,158,845
8.75%, 9/1/30(a)	38,773,000	45,503,644
5.875%, 3/15/35(a)	16,935,000	15,420,367
5.85%, 8/1/35(a)	22,090,000	20,036,381
6.80%, 10/1/37(a)	28,253,000	27,924,531
Liberty Mutual Group, Inc.(b) 7.25%, 9/1/12	18,215,000	19,229,849
SLM Corp.
8.45%, 6/15/18	145,954,000	134,687,957
8.00%, 3/25/20	86,445,000	75,914,789
Travelers Cos., Inc.
5.00%, 3/15/13	17,118,000	18,322,268
5.50%, 12/1/15	14,312,000	16,079,561
6.25%, 6/20/16	44,420,000	51,777,018
5.75%, 12/15/17	36,090,000	39,490,652
Unum Group
7.625%, 3/1/11	11,531,000	11,970,642
6.85%, 11/15/15(b)	21,180,000	22,494,579
7.19%, 2/1/28	11,640,000	10,877,755
7.25%, 3/15/28	25,730,000	26,231,401
6.75%, 12/15/28	8,027,000	7,890,485
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	8,193,842
5.00%, 12/15/14	15,750,000	17,111,981
5.25%, 1/15/16	138,358,000	151,479,181
5.875%, 6/15/17	16,511,000	18,394,278
7.00%, 2/15/19	53,523,000	63,486,735
Wells Fargo & Co.
2.114%, 5/1/13	101,630,000	103,387,183
6.00%, 11/15/17	80,000,000	87,173,840
5.625%, 12/11/17	15,000	16,398
5.75%, 2/1/18	36,285,000	39,751,959

		3,970,612,763
INDUSTRIALS: 24.7%
AT&T, Inc. 8.00%, 11/15/31	160,190,000	206,198,650
BHP Billiton, Ltd.(c) (Australia) 5.50%, 4/1/14	49,875,000	55,614,216
Boston Scientific Corp.
5.45%, 6/15/14	71,258,000	73,051,350
6.25%, 11/15/15	15,000,000	15,551,160
6.40%, 6/15/16	112,049,000	117,579,402
6.00%, 1/15/20	15,965,000	15,850,483
Comcast Corp.
5.30%, 1/15/14	14,680,000	16,113,223
5.85%, 11/15/15	25,085,000	28,353,149
5.90%, 3/15/16	41,965,000	47,292,331
6.50%, 1/15/17	42,070,000	48,205,405
6.30%, 11/15/17	16,445,000	18,774,812
5.875%, 2/15/18	58,260,000	64,824,912
6.45%, 3/15/37	3,120,000	3,373,656

	PAR VALUE	VALUE
6.95%, 8/15/37	$10,674,000	$12,141,953
Covidien PLC(c) (Ireland) 6.00%, 10/15/17	32,790,000	38,051,647
Cox Communications, Inc.
5.45%, 12/15/14	67,154,000	74,123,242
5.50%, 10/1/15	50,000	54,578
5.875%, 12/1/16(b)	78,490,000	87,256,784
9.375%, 1/15/19(b)	139,889,000	185,388,597
8.375%, 3/1/39(b)	57,080,000	77,590,671
Dillard’s, Inc.
7.85%, 10/1/12	1,900,000	1,952,250
7.13%, 8/1/18	24,015,000	22,574,100
7.75%, 7/15/26	21,666,000	18,632,760
7.75%, 5/15/27	13,013,000	11,028,518
7.00%, 12/1/28	28,950,000	23,739,000
Dow Chemical Co.
8.55%, 5/15/19	162,636,000	199,084,842
7.375%, 11/1/29	49,084,000	54,340,995
9.40%, 5/15/39	44,190,000	61,459,010
Ford Motor Credit Co.(e)
7.375%, 2/1/11	323,598,000	329,656,725
7.25%, 10/25/11	268,175,000	275,488,132
7.80%, 6/1/12	525,000	540,623
General Electric Co. 5.00%, 2/1/13	31,739,000	34,035,475
HCA, Inc.
8.75%, 9/1/10	28,685,000	28,864,281
7.875%, 2/1/11	49,550,000	50,293,250
6.95%, 5/1/12	152,243,000	156,810,290
6.30%, 10/1/12	30,147,000	29,996,265
6.25%, 2/15/13	69,665,000	68,445,862
6.75%, 7/15/13	35,102,000	34,399,960
5.75%, 3/15/14	45,451,000	42,269,430
6.50%, 2/15/16	61,575,000	57,418,687
Hewlett-Packard Co. 6.125%, 3/1/14	116,875,000	134,266,234
Kraft Foods, Inc. 5.375%, 2/10/20	80,430,000	86,184,847
Lafarge SA(c) (France) 6.50%, 7/15/16	103,151,000	106,855,978
Liberty Media Corp.
8.50%, 7/15/29	12,099,000	11,131,080
8.25%, 2/1/30	29,472,000	27,114,240
Macy’s, Inc.
8.00%, 7/15/12	11,872,000	12,703,040
7.625%, 8/15/13	7,155,000	7,655,850
8.375%, 7/15/15	75,935,000	83,718,337
5.90%, 12/1/16	33,309,000	33,392,272
6.65%, 7/15/24	27,526,000	26,424,960
7.00%, 2/15/28	39,040,000	37,576,000
6.70%, 9/15/28	23,175,000	21,784,500
6.90%, 4/1/29	49,119,000	47,277,037
6.90%, 1/15/32	35,395,000	33,625,250

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
6.70%, 7/15/34	$86,032,000	$81,515,320
6.375%, 3/15/37	26,705,000	25,102,700
Nordstrom, Inc.
6.75%, 6/1/14	44,300,000	51,479,745
6.25%, 1/15/18	16,835,000	19,162,304
6.95%, 3/15/28	12,720,000	14,537,624
Pfizer, Inc. 6.20%, 3/15/19	36,008,000	42,791,835
Reed Elsevier PLC(c) (United Kingdom)
7.75%, 1/15/14	6,300,000	7,288,439
8.625%, 1/15/19	112,845,000	143,659,923
Roche Holding AG(b),(c) (Switzerland)
4.50%, 3/1/12	77,425,000	81,530,538
6.00%, 3/1/19	18,040,000	21,014,670
Sprint Nextel Corp.
6.00%, 12/1/16	120,865,000	108,476,337
6.90%, 5/1/19	26,195,000	23,706,475
6.875%, 11/15/28	24,335,000	20,198,050
Time Warner Cable, Inc.
8.75%, 2/14/19	81,879,000	103,309,928
8.25%, 4/1/19	139,366,000	171,392,586
Time Warner, Inc.
7.625%, 4/15/31	188,643,000	226,932,624
7.70%, 5/1/32	161,698,000	195,013,286
Wyeth
5.50%, 2/1/14	110,940,000	124,623,229
5.50%, 2/15/16	55,525,000	63,645,642
5.45%, 4/1/17	63,508,000	72,530,455
Xerox Corp.
6.875%, 8/15/11	30,880,000	32,636,671
8.25%, 5/15/14	36,000,000	42,197,256
6.40%, 3/15/16	72,481,000	81,468,064
7.20%, 4/1/16	25,741,000	30,002,526
6.75%, 2/1/17	63,929,000	71,939,943
6.35%, 5/15/18	109,312,000	121,930,321
5.625%, 12/15/19	68,622,000	73,022,111

		5,407,238,903
TRANSPORTATION: 3.2%
Burlington Northern Santa Fe Corp.(e)
4.30%, 7/1/13	7,883,000	8,381,986
4.875%, 1/15/15	13,285,000	14,502,012
4.70%, 10/1/19	77,795,000	82,392,918
7.57%, 1/2/21	19,423,845	23,609,054
8.251%, 1/15/21	6,546,807	8,123,671
4.967%, 4/1/23	28,029	31,459
5.72%, 1/15/24	24,062,135	26,286,786
5.629%, 4/1/24	34,948,799	37,992,544
5.342%, 4/1/24	8,297,825	8,872,861
5.996%, 4/1/24	44,092,875	50,336,718
Consolidated Rail Corp. 6.76%, 5/25/15	90,876	98,452
CSX Corp.
8.375%, 10/15/14	46,067	54,470

	PAR VALUE	VALUE
9.75%, 6/15/20	$10,272,000	$14,132,659
6.251%, 1/15/23	21,314,649	23,937,131
FedEx Corp.
7.375%, 1/15/14	22,740,000	26,563,867
8.00%, 1/15/19	18,610,000	23,633,397
6.72%, 7/15/23	21,276,076	23,477,880
7.65%, 7/15/24	2,556,053	2,996,970
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	36,655,759
9.75%, 6/15/20	14,188,000	19,780,314
Union Pacific Corp.
5.375%, 5/1/14	22,886,000	25,221,471
4.875%, 1/15/15	10,764,000	11,710,037
6.85%, 1/2/19	6,172,035	7,062,162
7.875%, 1/15/19	13,425,000	17,091,462
6.70%, 2/23/19	7,165,069	8,186,353
7.60%, 1/2/20	1,444,657	1,781,893
6.125%, 2/15/20	47,890,000	55,566,671
6.061%, 1/17/23	15,559,548	17,531,980
4.698%, 1/2/24	5,593,038	5,746,846
5.082%, 1/2/29	10,471,244	10,982,576
5.866%, 7/2/30	57,480,397	66,311,686
6.176%, 1/2/31	40,639,486	46,190,958

		705,245,003

		10,083,096,669
TOTAL FIXED INCOME SECURITIES (Cost $20,296,092,474)		$21,470,905,260

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2010

SHORT-TERM INVESTMENTS: 4.4%
COMMERCIAL PAPER: 0.5%
WellPoint, Inc.(b)
7/21/10	$55,000,000	$54,990,222
8/3/10	50,000,000	49,983,042

		104,973,264
MONEY MARKET FUND: 0.3%
SSgA Prime Money Market Fund	65,589,596	65,589,596
REPURCHASE AGREEMENT: 3.6%
Fixed Income Clearing Corporation(d) 0.00%, 7/1/10, maturity value $778,944,000	778,944,000	778,944,000

TOTAL SHORT-TERM INVESTMENTS (Cost $949,506,860)		$949,506,860

TOTAL INVESTMENTS (Cost $21,245,599,334)	102.5%	$22,420,412,120
OTHER ASSETS LESS LIABILITIES	(2.5%)	(537,389,506)

NET ASSETS	100.0%	$21,883,022,614

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2010, all such securities in total represented $608,547,773 or 2.8% of net assets.

(c)	Security denominated in U.S. dollars
(d)

Repurchase agreement is collateralized by Fannie Mae 0.00%-5.50%, 3/15/11-4/25/11; Federal Home Loan Bank 3.25%, 3/11/11; Freddie Mac 3.25%-5.125%, 2/24/11-4/18/11; and U.S. Treasury Notes 0.875%, 2/28/11-3/31/11. Total collateral value is $794,527,025.

(e)	Subsidiary (see Note below)
(f)	Rounds to 0.0%
(g)	A portion of securities were purchased on a delayed-delivery basis.

Note: Fixed income securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
10 Year U.S. Treasury Note-short position	5,570	Sept 2010	$(682,586,094)	$(8,669,005)

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2010
ASSETS:
Investments, at value (cost $21,245,599,334)	$22,420,412,120
Cash held at broker	7,241,000
Receivable for paydowns on mortgage-backed securities	9,176,083
Receivable for Fund shares sold	31,735,579
Interest receivable	227,493,003
Prepaid expenses and other assets	38,830

22,696,096,615

LIABILITIES:
Payable for investments purchased	771,459,087
Payable for Fund shares redeemed	33,156,038
Payable to broker for futures variation margin	87,031
Management fees payable	7,130,937
Accrued expenses	1,240,908

813,074,001

NET ASSETS	$21,883,022,614

NET ASSETS CONSIST OF:
Paid in capital	$21,173,139,151
Undistributed net investment income	7,074,155
Accumulated net realized loss	(463,334,473)
Net unrealized appreciation	1,166,143,781

$21,883,022,614

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,658,590,420
Net asset value per share	$13.19

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2010
INVESTMENT INCOME:
Interest	$474,695,835

EXPENSES:
Management fees	40,899,181
Custody and fund accounting fees	182,225
Transfer agent fees	1,921,472
Professional services	73,450
Shareholder reports	714,038
Registration fees	420,308
Trustees’ fees	77,000
Miscellaneous	104,147

44,391,821

NET INVESTMENT INCOME	430,304,014

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss	(101,165,275)
Net change in unrealized appreciation/depreciation
Investments	552,538,383
Treasury futures contracts	(8,669,005)

Net realized and unrealized gain	442,704,103

NET INCREASE IN NET ASSETS FROM OPERATIONS	$873,008,117

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009
OPERATIONS:
Net investment income	$430,304,014	$836,389,573
Net realized gain/(loss)	(101,165,275)	42,688,330
Net change in unrealized appreciation/depreciation	543,869,378	1,431,676,839

Net increase in net assets from operations	873,008,117	2,310,754,742

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(512,967,291)	(874,280,119)
Net realized gain	—	—

Total distributions	(512,967,291)	(874,280,119)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,092,623,154	7,487,028,315
Reinvestment of distributions	436,834,368	733,414,087
Cost of shares redeemed	(2,260,240,753)	(4,211,458,973)

Net increase from Fund share transactions	2,269,216,769	4,008,983,429

Total increase in net assets	2,629,257,595	5,445,458,052

NET ASSETS:
Beginning of period	19,253,765,019	13,808,306,967

End of period (including undistributed net investment income of $7,074,155 and $4,915,581, respectively)	$21,883,022,614	$19,253,765,019

SHARE INFORMATION:
Shares sold	311,384,209	597,949,714
Distributions reinvested	33,318,447	58,933,340
Shares redeemed	(172,034,648)	(341,796,111)

Net increase in shares outstanding	172,668,008	315,086,943

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Futures contracts are valued daily at the closing settlement price on the exchange. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend Income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Forward Commitments The Fund may enter into “TBA” (to be announced) commitments to purchase or sell mortgage-related securities in which payment and delivery take place after the customary settlement period.

PAGE 13 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Purchasing securities on a delayed-delivery basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund may dispose of a TBA purchase prior to the settlement date. While a contract is outstanding, the Fund must segregate an equivalent value of liquid assets.

Treasury Futures Contracts The Fund may enter into Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure or for other purposes.

Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of futures contracts.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund began trading in short Treasury futures contracts in May 2010 and the current notional balance presented in the Portfolio of Investments is representative of the notional values from May 2010 through period end.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings as of June 30, 2010:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Fixed Income Securities
U.S. Treasury	$753,638,651		$—
Government Related	—		1,117,826,255
Mortgage-Related Securities	—		9,287,701,095
Asset-backed Securities	—		228,642,590
Corporate	—		10,083,096,669
Commercial Paper	—		104,973,264
Money Market Fund	65,589,596		—
Repurchase Agreement	—		778,944,000

Total Securities	$819,228,247		$21,601,183,873

Other Financial Instruments
Futures Contracts	(8,669,005	)(b)	—

(a)	At June 30, 2010 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs).
(b)	Represents unrealized depreciation on futures contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

DODGE & COX INCOME FUND ▪ PAGE 14

NOTES TO FINANCIAL STATEMENTS (unaudited)

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales and net short-term realized gain/(loss) and paydown loss. At June 30, 2010, the cost of investments for federal income tax purposes was $21,245,599,943.

Distributions during the six months ended June 30, 2010 and for the year ended December 31, 2009 were characterized as follows for federal income tax purposes:

	Six months Ended June 30, 2010		Year Ended December 31, 2009
Ordinary income	$512,967,291		$874,280,119
	($0.320 per share	)	($0.677 per share	)
Long-term capital gain	—		—

At June 30, 2010, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,233,914,522
Unrealized depreciation	(59,102,345)

Net unrealized appreciation	1,174,812,177
Undistributed ordinary income	7,074,155
Accumulated capital loss(a)	(202,235,751)
Capital Loss carryforward(b)	(269,767,118)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2010 to June 30, 2010.
(b)	Represents accumulated capital loss as of December 31, 2009 which may be carried forward to offset future capital gains. If not utilized, the capital loss carryforward expires as follows:

Expiring in 2011	$3,015,471
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019
Expiring in 2014	39,482,767
Expiring in 2017	174,777,813

$269,767,118

Fund management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for State purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

The Fund also participates with the Funds in a $200 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund pays a commitment fee on its pro-rata portion

PAGE 15 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

of the line of credit, which amounted to $27,888 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2010, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,060,749,808 and $509,689,184, respectively. For the six months ended June 30, 2010, purchases and sales of U.S. government securities aggregated $3,801,239,639 and $2,805,029,264, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2010 and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2010(a)		2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.96		$11.79	$12.51	$12.57	$12.54	$12.84
Income from investment operations:
Net investment income	0.27		0.65	0.68	0.63	0.61	0.55
Net realized and unrealized gain (loss)	0.28		1.20	(0.72)	(0.05)	0.04	(0.30)

Total from investment operations	0.55		1.85	(0.04)	0.58	0.65	0.25

Distributions to shareholders from:
Net investment income	(0.32)		(0.68)	(0.68)	(0.64)	(0.62)	(0.55)
Net realized gain	—		—	—	—	—	—

Total distributions	(0.32)		(0.68)	(0.68)	(0.64)	(0.62)	(0.55)

Net asset value, end of period	$13.19		$12.96	$11.79	$12.51	$12.57	$12.54

Total return	4.28%		16.05%	(0.29)%	4.68%	5.30%	1.98%
Ratios/supplemental data:
Net assets, end of period (millions)	$21,883		$19,254	$13,808	$15,932	$11,972	$9,610
Ratio of expenses to average net assets	0.43	%(b)	0.43%	0.43%	0.44%	0.44%	0.44%
Ratio of net investment income to average net assets	4.21	%(b)	5.29%	5.40%	5.07%	4.77%	3.99%
Portfolio turnover rate	14%		20%	24%	27%	30%	24%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX INCOME FUND ▪ PAGE 16

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 1-800-621-3979. Your request will be implemented within 30 days.

PAGE 17 ▪ DODGE & COX INCOME FUND

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DODGE & COX INCOME FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (66)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (2005-2010), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008), and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (58)	President and Trustee (Trustee since 2005)	Chief Executive Officer (since 2010), President (since 2005), and Director of Dodge & Cox, Portfolio Manager, and member of IPC	—
Dana M. Emery (48)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Director of Fixed Income, Portfolio Manager, and member of Fixed Income Investment Policy Committee (FIIPC)	—
Charles F. Pohl (52)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst, and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC	—
Diana S. Strandberg (50)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Director of International Equity (since 2009), Portfolio Manager, and member of IPC, GIPC (since 2008), and IIPC	—
David H. Longhurst (53)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007); Fund Administrative and Accounting Senior Manager (2004-2007)	—
Thomas M. Mistele (56)	Secretary (Officer since 2000)	Chief Operating Officer, Director (since 2005), Secretary, and General Counsel of Dodge & Cox	—
Katherine M. Primas (35)	Chief Compliance Officer (Officer since 2010)	Chief Compliance Officer of Dodge & Cox (since 2008) and Associate Chief Compliance Officer of Dodge & Cox (2004-2008)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (70)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (68)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies) (2002-present); Director, Coventry Health Care, Inc. (managed health care) (2004-present); Director, Metavante Technologies, Inc. (software) (2007 to 2009); Bridgeport Education, Inc. (education services) (2008 to present)
Thomas A. Larsen (60)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (63)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (70)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX INCOME FUND

ITEM 2.	CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable for semi-annual report filings.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ JOHN A. GUNN
John A. Gunn Chairman - Principal Executive Officer

Date August 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ JOHN A. GUNN
John A. Gunn Chairman - Principal Executive Officer

By	/s/ DAVID H. LONGHURST
David H. Longhurst Treasurer - Principal Financial Officer

Date August 9, 2010